                                                                       EXHIBIT B

                                                                (MAIN AGREEMENT)
                                                                   FINAL VERSION

                                    AGREEMENT

 MADE AND ENTERED INTO IN TEL AVIV ON THIS 22ND DAY OF THE MONTH OF NOVEMBER IN
                                 THE YEAR 2006

BY AND BETWEEN           FEDERMANN ENTERPRISES LTD. (PRIVATE CO. NO. 512278391)
                         of  99   Hayarkon   Street,   Tel  Aviv   (hereinafter:
                         "FEDERMANN")

                                                  OF THE FIRST PART

AND                      KOOR INDUSTRIES LTD. (PUBLIC CO. NO. 520014143)
                         Azrieli Center, Triangle Tower (43rd floor), Tel Aviv,
                         67023
                         (hereinafter: "KOOR")

                                                  OF THE SECOND PART

                                                    (hereinafter: the "PARTIES")

WHEREAS     Koor holds  3,160,000  (Three  Million One Hundred  Sixty  Thousand)
            ordinary  shares in the issued and  paid-up  share  capital of Elbit
            Systems Ltd., a public company duly  incorporated  in Israel,  whose number at the Registrar of Companies is public company no. 520043027
            (hereinafter:  the "COMPANY") which Federmann acquired pursuant to a share  transfer deed dated  December 27, 2004 (as amended on July 6,
            2005); and

WHEREAS     Koor wishes to sell and transfer to Federmann  the Sold Shares,  all subject and pursuant to the following  provisions of this Agreement;
            and

WHEREAS     Federmann is interested in acquiring from Koor the Sold Shares,  all subject and pursuant to the provisions of this Agreement; and

WHEREAS     the Parties  wish to rescind  the  shareholders  agreement  executed
            between  themselves  and  Heris   Aktiengesellschaft   ("HERIS")  on

            December  27, 2004 (as amended on July 6, 2005) in  connection  with their holdings in the Company (the  "SHAREHOLDERS  AGREEMENT"),  all
            pursuant to the following provisions of this Agreement.

               NOW THEREFORE THE PARTIES HERETO AGREE AS FOLLOWS:

1.     PREAMBLE, APPENDICES AND INTERPRETATION

       1.     The Preamble to this  Agreement and its  Appendices  constitute an integral part hereof.

       1.2    The section  headings in this  Agreement  are for  convenience  of reference only and shall not affect its interpretation.

2.     DEFINITIONS

       2.1    In this  Agreement,  the  following  terms  shall have the meaning appearing alongside each term, unless expressly stated otherwise:

The "DEBENTURE"                  A  debenture  in the form  attached  hereto  as
                                 APPENDIX   2.1   (A)  of  this   Agreement   in
                                 connection  with a  first  lien,  unlimited  in
                                 amount,  in favor of Koor,  on the Trust Shares
                                 and the rights deriving  therefrom set forth in
                                 the  Debenture,  excluding  dividend  rights on
                                 account  thereof,  but  including  the  Surplus
                                 Amounts.  The  Debenture  includes  a page with
                                 mortgage and lien  particulars  and a notice of
                                 pledge  to be  executed  by  Federmann  on  the
                                 Closing Date of the Transaction.

"UNITED STATES DOLLAR" or "$"
or "DOLLAR"                      United States dollars.

The "SURPLUS AMOUNTS"            Should  the  Company   declare   dividends   in
                                 connection to any calendar quarter  whatsoever,
                                 in an  aggregate  amount per share  during this
                                 quarter exceeding 0.20 Dollar, this part of the
                                 dividends  over and above 0.20 Dollar per share
                                 for the  Trust  Shares  (as  they may be on the
                                 actual date of the dividend distribution) shall
                                 constitute the "Surplus  Amounts",  and for the
                                 removal   of  any  doubt  -  the  part  of  the
                                 dividends  up  to  0.20  Dollar  per  share  in
                                 connection  with the  calendar  quarter for the
                                 Trust  Shares  shall  not  constitute   Surplus
                                 Amounts.

The "COMPANY"                    as defined in the Preamble to this Agreement.

The "SHAREHOLDERS AGREEMENT"     as defined in the Preamble to this Agreement.

"TRUST  AGREEMENT"               the trust  agreement to be executed on the date
                                 of   execution   of  this   Agreement   between
                                 Federmann,  Koor and the Trustee,  and attached
                                 as APPENDIX 2.1 (B) of this Agreement.

The "COMPANIES LAW"              the Companies Law, 5759-1999.

"BUSINESS DAY"                   a day on which  the two  large  banks in Israel
                                 are open for business in United States Dollars,
                                 excluding  Fridays  and the eves of  festivals,
                                 which shall not be regarded as a Business Day.

"KOOR"                           as defined in the Preamble to this Agreement.

"CLOSING DATE OF THE TRANSACTION"  the First Payment Date.

"PAYMENT DATE"                   each of the  following  dates:  (a) the earlier
                                 date of the  following  (1) a date to fall on a
                                 Business Day to be determined by Federmann in a
                                 written   notice  to  Koor  at  least  2  (two)
                                 Business  Days in advance,  or (2) December 26,
                                 2006 (the "FIRST PAYMENT DATE");  (b) March 26,
                                 2007;  (c) June 26,  2007;  (d)  September  26,
                                 2007;  and (e) December 26, 2007. To the extent
                                 that one of the  Payment  Dates set forth above
                                 does not fall on a Business  Day,  such Payment
                                 Date shall be  regarded as falling on the first
                                 Business Day after the date in question.

"ORDINARY SHARE" or "ORDINARY SHARES" ordinary shares of NIS 1 par value each of the issued equity capital of the Company.

The "SOLD SHARES"                2,300,000 (Two Million Three Hundred  Thousand)
                                 Ordinary Shares  registered in the name of Koor
                                 in the books of the  Company,  the  numbers  of
                                 which   are   from   1,755,449   to   4,055,448
                                 INCLUSIVE,    as   appearing   in   the   share
                                 certificates,  a copy of which is  attached  to
                                 this  Agreement  as  APPENDICES   "7.8(A)"  and
                                 "7.8(B)"  of  this  Agreement,  subject  to the
                                 adjustments as stated in section 10 below.

The "TRUST SHARES"               1,840,000  (One  Million  Eight  Hundred  Forty
                                 Thousand)  Ordinary  Shares  out  of  the  Sold
                                 Shares,  the numbers of which are  2,215,449 to
                                 4,055,448 inclusive, as this quantity of shares
                                 may be reduced  each Payment Date by the number

                                 of Shares Released on the Payment Date, subject
                                 to the  adjustments  as  stated in  section  10
                                 below.

The "SHARES RELEASED ON THE PAYMENT DATE"  460,000 (Four Hundred Sixty Thousand)
                                 Ordinary  Shares out of the Trust  Shares,  the
                                 numbers of which are as follows:

                                 respecting  the Shares  Released  on the Second
                                 Payment   Date   -   2,215,449   to   2,675,448
                                 inclusive,

                                 respecting  the  Shares  Released  on the Third
                                 Payment   Date   -   2,675,449   to   3,135,448
                                 inclusive,

                                 respecting  the Shares  Released  on the Fourth
                                 Payment   Date   -   3,135,449   to   3,595,448
                                 inclusive,

                                 respecting  the  Shares  Released  on the Fifth
                                 Payment   Date   -   3,595,449   to   4,055,448
                                 inclusive,

                                 and all subject to the adjustments as stated in
                                 section 10 below.

The "SHARES ON THE FIRST PAYMENT DATE"    460,000 (Four Hundred Sixty  Thousand)
                                 Ordinary  Shares  out of the Sold  Shares,  the
                                 numbers  of which are  1,755,449  to  2,215,448
                                 inclusive, subject to the adjustments as stated
                                 in section 10 below.

The "TRUSTEE"                    G.L.E.  Trust  Services Ltd.  [trust company of
                                 Goldfarb Levy Eran & Co.].

"FREE AND CLEAR"                 free  and  clear  of any  encumbrance,  pledge,
                                 attachment,  levy, debt, lien, claim,  priority
                                 right,  right  of  refusal,   option,   blocked
                                 arrangement,  or any other or additional  third
                                 party right whatsoever of any kind or category,
                                 excluding  restrictions  on  transfer of and/or
                                 trading  in  shares  which  are not  registered
                                 under U.S. securities laws,  excluding the lien
                                 on the Trust Shares  pursuant to the provisions
                                 of this  Agreement  with reference to the Trust
                                 Shares only.

"FEDERMANN"                      as defined in the Preamble to this Agreement.

"INTEREST RATE"                  the  three-month  LIBOR  rate,  as it may be at
                                 Bank Leumi  Leisrael Ltd. on any actual Payment
                                 Date  whatsoever  with  respect to the interest
                                 period  commencing  on that  Payment  Date  and
                                 terminating  on the following  Payment Date and
                                 with  respect to the period  prior to the First
                                 Payment Date - the three-month LIBOR rate as it

                                 is at  Bank  Leumi  Leisrael  on  the  date  of
                                 execution of this Agreement.

"AGREEMENT" or "THIS AGREEMENT"  this share sale agreement, inclusive of all its appendices.

The "CONSIDERATION"              $30.6 (30 United  States  Dollars and 60 cents)
                                 for  each of the  Sold  Shares  and a total  of
                                 $70,380,000   (Seventy  Million  Three  Hundred
                                 Eighty Thousand United States Dollars).

The "PAYMENT ON THE PAYMENT DATE"  $30.6 (30 United States Dollars and 60 cents)
                                 for each of the Shares  Released on the Payment
                                 Date,  and a  total  of  $14,076,000  (Fourteen
                                 Million  Seventy  Six  Thousand  United  States
                                 Dollars)  plus interest on the Payment Date and
                                 VAT on the  interest,  to be paid by  Federmann
                                 against   delivery  of  a  duly  drawn  up  tax
                                 invoice.

The "PAYMENT ON THE FIRST PAYMENT DATE"   $30.6 (30 United States Dollars and 60
                                 cents)  for  each of the  shares  on the  First
                                 Payment  Date,   and  a  total  of  $14,076,000
                                 (Fourteen  Million  Seventy Six Thousand United
                                 States  Dollars)  plus  interest on the Payment
                                 Date  and  VAT  on  the  interest,  to be  paid
                                 against   delivery  of  a  duly  drawn  up  tax
                                 invoice.

The "INTEREST ON THE PAYMENT DATE"        an amount to be paid together with any
                                 payment    whatsoever   on   account   of   the
                                 Consideration and to be calculated as follows:

                                 (a) respecting  the  First  Payment  Date - the
                                     amount of the Unpaid  Balance on that date,
                                     multiplied by the relevant  Interest  Rate,
                                     to be calculated  (on the basis of 360 days
                                     per  annum)  proportionately  to the period
                                     commencing on the date of execution of this
                                     Agreement  and  terminating  on the  actual
                                     Payment  Date of the entire  payment on the
                                     First Payment Date;

                                 (b) respecting  any  other  Payment  Date - the
                                     amount of the Unpaid  Balance on that date,
                                     multiplied by the relevant  Interest  Rate,
                                     to be calculated  (on the basis of 360 days
                                     per  annum)  proportionately  to the period
                                     commencing  on  the  actual   Payment  Date
                                     preceding  the Payment Date in question and
                                     terminating  on the actual  Payment Date of
                                     the entire payment on the date in question.

The "UNPAID  BALANCE"            the balance of the  Consideration  not yet paid
                                 immediately   prior   to   any   Payment   Date
                                 whatsoever,  including immediately prior to the
                                 First Payment Date, whether or not the date for
                                 payment due has been reached.

3.     KOOR DECLARATIONS AND UNDERTAKINGS

       Koor hereby declares and undertakes to Federmann as follows:

       3.1    It is a  duly  incorporated  public  company,  its  number  at the
              Registrar of Companies is as appears at the head of this Agreement and no  measures  have been  initiated  or there is no threat that
              measures  or  proceedings   will  be  initiated  for  dissolution,
              liquidation,  winding  up,  receivership  or such  similar  action against it.

       3.2    On the date of execution of this Agreement and on the Closing Date of the  Transaction it is and shall be the exclusive  owner of the
              Sold Shares and that on the date of transfer of the Sold Shares to
              Federmann they shall be Free and Clear.

       3.3    The transactions forming the subject matter of this Agreement were duly approved by Koor's Board of Directors and Koor has no need to obtain any further  approvals  whatsoever  by any of its organs to enter  into  this  Agreement  and  perform  all  its  undertakings hereunder.

       3.4    The  persons  on  behalf  of  Koor  signing  this   Agreement  and
              accompanying  documents  are  competent  to sign in Koor's name on
              this  Agreement  and  its  accompanying   documents  and/or  those
              documents required for the purpose of performance  thereof, and to bind Koor by their  signature and this Agreement  inclusive of all its provisions binds Koor to all intents and purposes.

       3.5    It has been a shareholder  of the Company for several  years,  its representative  sits on the Board of  Directors of the Company and it decided to sell the Sold Shares as a strategic  decision,  with full knowledge of the state of the Company,  its assets, plans and prospects and it is aware that Federman's  agreement to enter into this Agreement and the  Consideration for the Sold Shares is based on this representation of Koor's.

4.     FEDERMANN DECLARATIONS AND UNDERTAKINGS

       Federmann hereby declares and undertakes to Koor as follows:

       4.1    It is a duly  incorporated  private  company,  its  number  at the
              Registrar of Companies is as appears at the head of this Agreement and no measures or proceedings  have been initiated or there is no
              threat  that  measures  or  proceedings   will  be  initiated  for

              dissolution, liquidation, winding up, receivership or such similar action against it.

       4.2    It  has  the   capability  and  means  for  the  full  and  timely
              fulfillment of its undertakings  under this Agreement,  and it has
              the   financial   resources   to  enable   full   payment  of  the
              Consideration  (plus  interest)  on the dates as set forth in this
              Agreement.

       4.3    The transactions forming the subject matter of this Agreement were duly approved by Federmann's  Board of Directors and Federmann has
              no need to obtain any further  approvals  whatsoever by any of its organs to enter into this  Agreement and perform its  undertakings hereunder.

       4.4    The persons on behalf of Federmann  signing this Agreement and its accompanying  documents are competent to sign in Federmann's  name on this  Agreement  and its  accompanying  documents  and/or those documents required for the purpose of its performance, and to bind
              Federmann by their signature,  and this Agreement inclusive of all its provisions binds Federmann to all intents and purposes.

       4.5    It has been a shareholder of the Company for several years and its representatives sit on the Board of Directors of the Company,  and
              subject to the declarations and representations of Koor in section
              3 of this Agreement only, the Sold Shares are acquired, as are the state of the Company and its  assets,  in an As Is state,  without any further  representations or declarations  whatsoever from Koor or any person on its behalf,  and the  Consideration  for the Sold
              Shares, as agreed between the Parties,  was also determined taking into  account the fact that the  acquisition  is on an As Is basis only, as stated above.

       4.6    Subject to the  declarations and undertakings of Koor in section 3 above, on the Closing Date of the Transaction, it will be the sole owner of the Sold  Shares  and the Sold  Shares  shall be Free and
              Clear on the date of transfer thereof to the Trustee.

5.     THE TRANSACTION

       5.1    On the  Closing  Date  of  the  Transaction  INTER  ALIA  all  the
              following integrated acts shall take place:

              5.1.1      Koor  shall sell and  transfer  to  Federmann  the Sold
                         Shares, Free and Clear;

              5.1.2      Federmann  shall  transfer  the  payment to Koor on the
                         First Payment Date;

              5.1.3      Federmann  shall  transfer  to the  Trustee  the  Trust
                         Shares, Free and Clear. The Shares shall be held by the
                         Trustee   pursuant  to  the  provisions  of  the  Trust

                         Agreement and the Trustee shall deliver a general power
                         of attorney and  instruction to Federmann in connection
                         with dividends, as set forth in sections 6 and 7 below;

              5.1.4      Federmann  shall  impose a lien in favor of Koor on the
                         Trust  Shares  in the  form of a fixed  first  lien and
                         fixed first pledge,  pursuant to the  provisions of the
                         Debenture; and

              5.1.5      The   Shareholders   Agreement   shall  be  irrevocably
                         rescinded as stated in section 11 below.

       5.2    At each further  Payment Date (after the First  Payment  Date) all the  integrated  acts  set  forth  in  section  8 below  shall  be performed.

       5.3    Without  derogating from any other relief  available to Koor under the  provisions of any law, where  Federmann  delays in making any payment  whatsoever (or any part thereof) on any relevant  Payment
              Date   whatsoever  and  fails  to  make  such  payment  within  14
              (fourteen) days of the Payment Date in question:

              5.3.1      Arrearage  interest at an annual rate of 3-month  LIBOR
                         interest   shall  be  added  to  each  delayed   amount
                         (including  amounts  on  account  of  delayed  interest
                         accumulated up to the relevant Payment Date) commencing
                         on the relevant  Payment Date until the actual  Payment
                         Date, as it shall be at Bank Leumi Leisrael Ltd. on the
                         relevant Payment Date plus 2% ("ARREARAGE INTEREST").

              5.3.2      Koor shall be  entitled  to render due and  payable the
                         entire  Consideration  on the  delayed  Payment  Dates,
                         together  with  any  Interest  and  Arrearage  Interest
                         accumulated  on  account   thereof  and  other  assured
                         amounts   (as   defined   in  the   Debenture)   and/or
                         immediately  realize the Trust  Shares,  as they may at
                         that time (the "REALIZED Shares").

              5.3.3      Alternatively,  Koor shall be entitled to rescind  this
                         Agreement   upon  14  days  prior  written   notice  to
                         Federmann, and should Federmann fail to pay the payment
                         on the delayed  Payment Date,  plus Arrearage  Interest
                         within the aforesaid 14 days - to recover possession of
                         the  Trust  Shares,   as  they  were  on  the  date  of
                         rescission (the "RETURNED SHARES").  For the removal of
                         any doubt,  Koor shall not be obligated to wait 14 days
                         as  stated in the  opening  part of this  section  5.3,
                         prior to giving the aforesaid written notice, as stated
                         in this section 5.3.3. It is agreed that any rescission
                         of  this  Agreement  after  the  Closing  Date  of  the
                         Transaction  shall  not be  incidental  to or cause the
                         return by  Federmann  to Koor of any of the Sold Shares
                         which are not Trust  Shares on the date of  rescission,
                         or the return by Koor to  Federmann  of any part of the
                         Consideration  (plus  interest) paid to Koor on account
                         of the Sold Shares up to the date of rescission, or the

                         rescission of the  Shareholders  Agreement as stated in
                         section 11 below.

       5.4    DIVIDENDS ON THE SOLD SHARES

              Federmann  shall be entitled to receive any dividend to be paid by the Company after the Closing Date of the  Transaction for each of the Sold  Shares  (apart  from the  Surplus  Amounts  on the Trust
              Shares  transferred to the Trustee),  including a dividend for the
              Sold Shares  declared by the Company in connection  with the third calendar  quarter  for 2006 on  November  13,  2006 and  where the effective  date for which is  November  28,  2006  (the  "DIVIDEND
              DECLARED"),  even if the Sold Shares have not yet been transferred to Federmann  and/or the Trustee (the Trust  Shares),  and even if the X day or effective  date in  connection  with these  dividends falls  prior  to  the  Sold  Shares  having  been  transferred  to
              Federmann  and/or the Trustee (the Trust  Shares),  provided  that respecting  the Dividend  Declared -  Federmann's  right to obtain such  dividend is  contingent on the fact that the Closing Date of the Transaction is performed by the end of the day on December 10,
              2006.  Where  the  Closing  Date of the  Transaction  has not been completed by the end of the day on December 10, 2006,  and for any
              reason  whatsoever  the  Dividend  Declared is paid to  Federmann,
              Federmann  shall  reimburse  within 7 days of the  date of  Koor's written demand, the amounts of the Dividend Declared paid to it as aforesaid  plus  interest at the  Interest  Rate on the amounts as aforesaid commencing on the date of actual receipt of the dividend by Federmann until the date of its return to Koor. Where Federmann fails to pay the full dividend  amounts plus  interest  within the seven aforesaid days,  Arrearage  Interest shall be added to these amounts  commencing  at the end of the  aforesaid 7 days until the date of actual payment. On the date of execution of this Agreement
              Koor shall sign a notice to the  Company in the form  attached  to this Agreement as APPENDIX 5.4, instructing the Company to pay any such  dividend  directly to Federmann and it shall be delivered to
              Federmann for delivery to the Company.
              Where the Closing Date of the  Transaction is completed by the end of the day on December 10, 2006, and for any reason whatsoever the
              Dividend  Declared  was paid  directly  to Koor,  Koor  shall  pay
              Federmann  within  7  days  of the  date  of  Federmann's  written request,  amounts  of the  Dividend  Declared  and  paid  to it as aforesaid,  plus  interest at the Interest  Rate on the  aforesaid amounts  commencing on the date of actual  receipt of the Dividend by Koor until the date of payment to  Federmann.  Where Koor fails to pay the entire amounts of the Dividend plus interest within the aforesaid seven days,  Arrearage  Interest shall be added to these amounts  commencing at the end of the seven days until the date of actual payment.
              Notwithstanding  the  aforesaid,  if and to the  extent  that  the
              Company distributes  dividends including the Surplus Amounts,  the
              Surplus Amounts shall be paid to the Trustee and shall be released to Federmann together with the Released Shares on the Payment Date on account of which they were distributed.

       5.5    In each of the events set forth in sections  5.3.2 or 5.3.3 above,
              Federmann  shall  pay  Koor  all  the  dividend  amounts  paid  to
              Federmann (for the removal of any doubt, not including the Surplus
              Amounts)  from the date of execution of this  Agreement  until the date of  realization  of the Trust Shares or their return to Koor, in connection with all the Realized Shares or the Returned Shares, as the case may be. The aforesaid  dividend  amounts shall be paid to Koor within 7 days of its written  demand plus  interest at the
              Interest Rate  commencing on the date of actual receipt thereof by
              Federmann  until  the date of  transfer  thereof  to  Koor.  Where
              Federmann  fails to pay the full  dividend  amounts plus  interest within the aforesaid 7 days,  Arrearage Interest shall be added to these  dividend  amounts  commencing  upon the  expiration  of the aforesaid 7 days until the date of actual payment.

6.     THE TRUST ARRANGEMENT

       6.1    The Trust  Shares  shall be held by the Trustee in trust to secure payment  of  any  payment  on  the  Payment  Date  (and  Arrearage
              Interest,  if  any),  pursuant  to the  provisions  of  the  Trust
              Agreement   which  shall   include,   INTER  ALIA,  the  following
              arrangements:

              6.1.1      On the  Closing  Date of the  Transaction,  the Trustee
                         shall sign a general  power of  attorney  for voting on
                         the  Trust  Shares  in favor of  Federmann  in the form
                         attached to the Trust  Agreement and shall  transfer it
                         to  Federmann   (the  "POWER  OF   ATTORNEY").   Should
                         Federmann  delay in making any  payment on any  Payment
                         Date  whatsoever  (or any part  thereof) or fail to pay
                         such  payment  within 14  (fourteen)  days,  Koor shall
                         deliver  to  Federmann  by means of  Federmann's  legal
                         representative   -  M.   Firon   &  Co.   Law   Offices
                         ("FEDERMANN'S   LEGAL   REPRESENTATIVE")   and  to  the
                         Trustee,  a written  notice in which the breach alleged
                         by  Federmann  shall  be  set  forth,  supported  by an
                         affidavit  of a  senior  officer  of  Koor  (who  shall
                         declare,  INTER  ALIA,  that he is a senior  officer of
                         Koor), such notice including a demand for revocation of
                         the  Power  of   Attorney   (the   "DEFAULT   NOTICE").
                         Immediately  after receipt of the Default  Notice,  the
                         Trustee   shall   transfer  a  true  copy   thereof  to
                         Federmann's Legal  Representative.  Upon the expiration
                         of 10 (ten) days after the date on which a true copy of
                         the Default Notice was delivered to  Federmann's  Legal
                         Representative  by the  Trustee,  and if no  injunction
                         from a court  reaches the Trustee by the  expiration of
                         the aforesaid 10 (ten) days  prohibiting  it from doing
                         so, the Trustee shall  deliver to  Federmann,  Koor and
                         the Company a notice revoking the Power of Attorney.

              6.1.2      To the extent that no Default Notice has been received,
                         any  dividend,  apart from the Surplus  Amounts  (which
                         shall be  transferred  to the  Trustee  pursuant to the

                         provisions of the Trust  Agreement)  to be  distributed
                         for  each of the  Trust  Shares  shall  be  transferred
                         directly  to  Federmann  on the  date  on  which  it is
                         distributed.  On the Closing  Date of the  Transaction,
                         the  Trustee  shall sign an  appropriate  notice to the
                         Company in connection therewith in the form of APPENDIX
                         6.1.2  of  this  Agreement,  and  shall  deliver  it to
                         Federmann  for delivery  thereof to the  Company.  Upon
                         receipt of the Default  Notice the Trustee shall notify
                         the Company that any dividend to be paid by the Company
                         commencing  on that date on account of the Trust Shares
                         in its  possession  shall be paid to the Trustee  until
                         receipt of a new notice on behalf of the Trustee.

              6.1.3      The Trust Agreement  shall set forth the  circumstances
                         in which the Trustee  shall  return the Trust Shares to
                         Federmann or transfer them to Koor.

7.     ACTS TO PERFORM ON THE CLOSING DATE OF THE TRANSACTION

       The Parties, Company and Trustee shall convene on the Closing Date of the
       Transaction  at a place to be  determined  by the Parties and the Company and shall perform the following integrated acts simultaneously:

       7.1    Koor  shall  deliver  to the  Company a letter  signed by  Yonatan
              Kolber informing of his resignation from the Board of Directors of the Company commencing on the Closing Date of the Transaction.

       7.2    The Trustee  shall sign a general  power of attorney (the Power of
              Attorney as defined in section  6.1.1 above) and shall  deliver it to Federmann.

       7.3    The  Trustee  shall sign the notice to the  Company in the form in
              APPENDIX 6.1.2 of this Agreement and shall deliver it to Federmann for delivery thereof to the Company.

       7.4    Federmann  shall  deliver the  Debenture  to Koor,  duly signed by
              Federmann.

       7.5    The Parties shall deliver the  Debenture  and  particulars  of the mortgages and liens for registration to the Registrar of Companies and the Debenture and notice of pledge to the Registrar of Pledges and they shall receive a "received" stamp from them.

       7.6    Federmann  shall  transfer  from a bank  whose  identity  shall be delivered to Koor in writing at least 2 Business Days prior to the
              Closing  Date of the  Transaction  (the "BANK") the payment on the
              First Payment Date in United States Dollars to Koor's bank account at the same bank, the details of which shall be delivered to it in writing by Koor by the  relevant  Payment Date (in this section 7, the "KOOR ACCOUNT").

       7.6A   Koor shall receive  confirmation  from the Bank that the aforesaid amount was received in the Koor Account.

       7.7    The Parties and the Trustee shall sign share transfer deeds in the form  attached  as  APPENDIX  7.7(A) and  APPENDIX  7.7(B) of this
              Agreement in connection  with: (a) transfer of all the Sold Shares from Koor to Federmann;  and (b) transfer of the Trust Shares from
              Federmann to the Trustee and the aforesaid  share  transfer  deeds shall be delivered to the Company.

       7.8    Koor shall deliver to the Company the share certificates including all the  Sold  Shares,  a copy of  which  is  attached  hereto  as
              APPENDIX 7.8(A) and APPENDIX 7.8(B) of this Agreement.

       7.9    The  Company:  (a) shall  record in the books of the  Company  the updated holdings of Koor, Federmann and the Trustee in the Company shares immediately after the Closing Date of the Transaction.  The record  of the  Trustee  in the  books  of the  Company  shall  be accompanied by a note that it is the Trustee;  and (b) shall issue to each of Federmann,  Koor and the Trustee new share certificates in the form  customary at the Company,  reflecting the holdings of the Parties and the Trustee in the Company  immediately  after the
              Closing Date of the  Transaction,  with the Trustee being issued 4 share certificates,  one for the part of the Trust Shares numbered
              2,215,449 to 2,675,448 inclusive, second for the part of the Trust shares numbered  2,675,449 to 3,135,448  inclusive,  third for the portion  of the  Trust  Shares  numbered  3,135,449  to  3,595,448 inclusive,  and fourth for the part of the Trust  Shares  numbered
              3,595,449 to 4,055,448  inclusive,  each share  certificate in the name of the Trustee shall mention the fact that it is Trustee.

       7.10   The Shareholders  Agreement shall become irrevocably null and void as set forth in section 11 below.

       7.11   Koor shall present  Federmann  with a duly drawn up tax invoice in connection with VAT on the interest included in the payment on the
              First Payment Date.

       7.12   Koor shall present Federmann with a valid certificate from the tax authorities  on an  exemption  (full or partial)  from the duty to deduct  tax  at  source,  as  stated  in  section  13.2  below  or alternatively,  and  at  its  sole  discretion,  it  shall  notify
              Federmann  in  writing  that  it has no  such  certificate  in its possession.  Wherever a valid certificate is not presented on full exemption  from the duty to  deduct  tax at  source - tax shall be duly deducted at source,  and the deduction  shall be treated as a payment to Koor for all intents and purposes.

       All the  above  acts in this  section  7 shall  be  deemed  to have  been performed  simultaneously,  no single act shall be deemed complete and no single document shall be deemed to have been delivered until all the acts have been completed at the same time and all the documents delivered.

8.     ACTS TO PERFORM AT EACH OF THE OTHER PAYMENT DATES

       At each  relevant  Payment Date (apart from the First  Payment  Date) the
       Parties,  the  Trustee  and the  Company  shall  convene at a place to be determined  by the Parties and the Company and the  following  integrated acts shall be performed simultaneously:

       8.1    Federmann  shall  transfer  from a Bank  whose  identity  shall be delivered to Koor in writing at least 2 Business Days prior to the relevant  Payment  Date (for the  purposes of this section 8 only, the  "BANK") the payment on the  relevant  Payment  Date in United
              States  Dollars to the Koor  Account at the same Bank,  details of which shall be  delivered to Federmann in writing by Koor prior to the relevant Payment Date.

       8.1A   Koor shall receive  confirmation  from the Bank that the aforesaid amount was  received  in the Koor  Account  stated in section  8.1 above.

       8.2    Koor  and  Federmann  shall  sign  an  amending  document  to  the
              Debenture including a page on the particulars of the mortgages and liens and a pledge notice in the form  attached to this  Agreement as  APPENDIX  8.2,  under  which the  application  of the lien and
              pledge   registered  under  the  Debenture  at  the  Registrar  of
              Companies  and  Registrar  of Pledges  shall be  removed  from the
              Shares  Released on the relevant  Payment Date (the  "AMENDMENT TO
              THE DEBENTURE").

       8.3    The Parties  shall  deliver to the  Registrar of Companies and the
              Registrar of Pledges the Amendment to the Debenture  including the page on the  particulars of the mortgages and liens and the pledge notice,  signed as  stated in  section  8.2  above,  and they will receive a "received" stamp from them.

       8.4    Koor shall transfer an irrevocable and  unconditional  instruction in writing to the Trustee to transfer  the Shares  Released on the
              relevant  Payment  Date  together  with   securities,   dividends,
              including  the  Surplus   Amounts,   monies  and/or  other  rights
              transferred  and/or  issued  and/or  allotted  to the  Trustee  in connection therewith or in consideration  therefor (if transferred and/or issued  and/or  allotted to the Trustee) to Federmann or to its order.

       8.5    The Trustee and Federmann  shall sign a share transfer deed in the form attached as APPENDIX 8.5 of this Agreement in connection with the transfer of the Shares  Released on the relevant  Payment Date to  Federmann  and shall  deliver the share  transfer  deed to the
              Company.

       8.6    The Trustee shall deliver to the Company the share certificates on account of the Shares Released on the relevant Payment Date.

       8.7    The  Company:  (a) shall  record in the books of the  Company  the updated holdings of the Trustee and Federmann in the shares of the

              Company as at the  Payment  Date;  and (b) shall  cancel the share certificate  returned by the Trustee and shall issue to  Federmann new  share  certificates  in the  customary  form at the  Company, reflecting  the  holdings  of the  Trustee  and  Federmann  in the
              Company at the same Payment Date.

       8.8    Koor shall provide  Federmann  with a duly drawn up tax invoice in connection with the VAT on the interest included in the payment on the Payment Date.

       8.9    Koor shall provide Federmann with a valid certificate from the tax authorities  on an  exemption  (full or partial)  from the duty to deduct  tax at  source,  as  stated  in  section  13.2  below  or,
              alternatively  and  at  its  sole  discretion,   it  shall  notify
              Federmann  in  writing  that  it is not in  possession  of  such a certificate. Wherever a valid certificate is not presented on full exemption  from the duty to  deduct  tax at  source - tax shall be duly  deducted at source,  and the  deduction  shall be treated as payment to Koor for all intents and purposes.

       All the acts stated in this  section 8 above shall be deemed to have been performed simultaneously,  no single act shall be deemed as complete, and no single  document shall be deemed to have been delivered  until all the acts  have  been  completed  at the  same  time  and  all  the  documents delivered.

9.     RIGHT TO EARLY PAYMENT

       9.1    Federmann  may, upon prior written  notice to be delivered to Koor and  the  Trustee,  at  least  7  days  prior  to the  date  to be determined  in this notice  (provided  that it is a Business  Day)
              advance the Payment Date of the balance of payments on the payment dates that have not been paid up to that date, in whole or in part
              (and in the case of "in  part",  it shall set forth in its  notice the  payments on the Payment  Dates  whose  payment  date has been advanced) ("EARLY PAYMENT NOTICE"), provided that no Early Payment
              Notice is  delivered  for an amount  lower than  $5,000,000  (Five
              Million Dollars).

       9.2    Where an Early  Payment  Notice  has been  delivered  as stated in section  9.1  above,  all the  provisions  of section 8 above with respect to early payment determined in the Early Payment Notice as aforesaid,  shall apply MUTATIS  MUTANDIS,  with  reference to the amount of the balance of  payments on the payment  dates that have not been paid prior to such date,  whose payment shall be advanced as stated in the Early Payment Notice.

10.    ADJUSTMENTS  ON ACCOUNT  OF  DISTRIBUTION  OF BONUS  SHARES OR CHANGES IN
       SHARE CAPITAL

       10.1   To the extent that during the period from the date of execution of this Agreement  until each of the Payment Dates one or more of the events set forth below  occurs,  the number of Shares  Released on the  relevant  Payment  Date shall be  adjusted  according  to the following provisions:

              10.1.1     Where  the  Company  distributes  bonus  shares  to its
                         shareholders  prior to any Payment Date whatsoever,  as
                         the case may be, the  payment  shall not be adjusted on
                         the  Payment  Date,  but  the  bonus  shares  shall  be
                         attached to the Shares  Released on the Payment Date on
                         account of the Shares Released on the Payment Date Free
                         and Clear,  without  Federmann  being required to pay a
                         further  payment  on  account  thereof.  At the time of
                         distribution  of  the  bonus  shares  as  aforesaid  on
                         account of the Trust Shares, the aforesaid bonus shares
                         shall be  allotted  to the  Trustee and shall be deemed
                         part of the Trust  Shares and the first lien within the
                         scope of the Debenture shall also apply thereto.

              10.1.2     If the  Company  performs  with its share  capital  any
                         consolidation, reduction, distribution or any other act
                         of similar effect, the number of Shares Released on the
                         Payment  Date (on any  Payment  Date) shall be adjusted
                         according  to  the  ratio  of  the   consolidation   or
                         distribution  and  the  (total)  Consideration  on  the
                         Payment  Date shall not alter  (although  the price per
                         share sold will vary accordingly).

       10.2   If the  Company  offers the  shareholders  rights to  acquire  any securities  whatsoever  ("RIGHTS"),  then to the  extent  that the final date for realization of the Rights is later than the date of release of the Shares Released on the Payment Date (or if it falls on the same  date) - such  Rights  shall also be held in trust and shall be  subject  to the lien  under the  Debenture  and shall be released to Federmann or Koor  (pursuant to the provisions of this
              Agreement)  together with the Shares  Released on the Payment Date with respect to which they were offered.

              If the date for  realization  of the aforesaid  Rights is prior to the date for release of the Shares Released on the Payment Date on account  of which the Rights  were  offered -  Federmann  shall be entitled to realize the aforesaid  Rights, in whole or in part, by a transfer of the  Consideration on account thereof to the Company with a note  that  the  Consideration  is paid on  account  of the
              Rights  offered  in  connection  with the Rights  Released  on the
              Payment  Date,  or  any  part  thereof.  Securities  allotted  for
              Federmann under the aforesaid  realization  shall be held in trust and shall be subject to the lien and shall be released, subject to the following  provisions,  to Federmann  together with the Shares
              Released on the  Payment  Date on account of which the Rights were allotted.  Should, under the Trust Agreement,  Koor be entitled to receive  the Shares  Released  on the  Payment  Date on account of which the Rights were  allotted,  Koor shall be  entitled,  at its sole  discretion,  to pay  Federmann on the date of receipt of the
              Shares  Released on the Payment Date the amount for realization of the Rights,  plus  interest at the Interest  Rate from the date on which  Federmann  paid the  amount to  realize  the  Rights  until payment of the amount to Federmann  and to receive  together  with the Shares  Released  on the  Payment  Date the  securities  to be allotted on account  thereof by virtue of the  realization  of the
              Rights or to notify the Trustee  that it may transfer the realized
              Securities to Federmann,  and in such  circumstances  the realized
              Securities shall be transferred to Federmann.

       10.3   All rights, monies or assets of any kind whatsoever to reach or to be offered by any entity whatsoever in lieu of the Trust Shares or in  consideration  therefor,  including  securities  in any  other corporation (within the scope of any merger, exchange of shares or any other event) shall be transferred to the Trustee's  possession and  shall  be  encumbered  pursuant  to  the  provisions  of  the
              Debenture,  and  the  provisions  of  this  Agreement,  the  Trust
              Agreement and the Debenture shall apply thereto MUTATIS  MUTANDIS, as if they were the Trust Shares.

11.    RESCISSION OF THE SHAREHOLDERS AGREEMENT

       The parties irrevocably agree that on the Closing Date of the Transaction the Shareholders  Agreement,  inclusive of all its clauses and appendices shall be null and void VIS-A-VIS any of the Parties  thereto.  Rescission of the  Shareholders  Agreement  inclusive of all its clauses pursuant to
       the  aforesaid   prevails  over  any  other  provision  included  in  the
       Shareholders  Agreement,   insofar  as  such  provision  exists.  Without
       derogating from the generality of the aforesaid,  it is hereby  clarified that upon rescission of the Shareholders  Agreement,  Koor shall be free, at any time, to vote for Company shares remaining in its possession after the Closing  Date of the  Transaction  (as well as for Trust Shares to be returned to it, if returned or realized,  pursuant to the  provisions  of section  5.3  above) on any matter to be put on the  agenda,  at its sole discretion,  and it shall also be  entitled  to all the  rights  deriving therefrom  and  it may  perform  any  transaction  therein,  at its  sole discretion.  For the removal of doubt, it is clarified that rescission of this  Agreement  at any time after the  Closing  Date of the  Transaction shall not  bring  with it any  re-entry  into  force of the  Shareholders
       Agreement, or any of its clauses or appendices.

12.    REPORTING

       The Parties  shall  coordinate  in  advance,  if and  wherever  possible, subject to the  provisions of any law and the  timetables  dictated under the  provisions  of any law,  the text of any report,  letter,  notice or account published by any of the Parties in connection with their entering
       into  this  Agreement,   fulfillment  of  the  conditions  hereunder  and
       performance hereof.

13.    TAXES AND COMPULSORY PAYMENTS

       13.1   Unless stated  elsewhere in this Agreement,  each Party shall bear liability for the compulsory  payments and taxes applying (if any)
              to it under the  provisions of any law on sale or  acquisition  of the Sold Shares under this Agreement.

       13.2   Should  a duty  to  deduct  tax at  source  apply  to any  payment whatsoever paid pursuant to the provisions of this Agreement,  tax shall duly be deducted at source by the paying  party,  unless the
              Party receiving  monies presents a valid  certificate from the tax authorities on exemption from the duty to deduct tax at source.

       13.3   Each Party shall bear its own expenses,  including attorneys' fees in connection with the drafting and performance of this Agreement.

       13.4   Should any amount  paid by one Party to the other  Party under the provisions of this Agreement be liable to VAT under the provisions of any law,  the paying  party  shall pay the other  party the VAT amount  simultaneously upon payment of such amount and in the same manner, at the legal rate,  against receipt of a duly drawn up tax invoice.

       13.5   At any date on which  Federmann  pays Koor  interest,  Koor  shall deliver to  Federmann  a duly drawn up tax  invoice for VAT on the interest.

14.    MISCELLANEOUS

       14.1   The  Parties  hereby  waive any right of first  refusal,  right of first  proposal,  right of  participation,  priority  right or any other right to which they are entitled in connection with transfer of the Sold Shares either by virtue of the Shareholders  Agreement or by virtue of any other right or agreement.

       14.2   This  Agreement  shall  be  governed  by the law of the  State  of
              Israel.  Exclusive  jurisdiction in all matters in connection with this  Agreement  shall be vested  solely in the courts  within the jurisdiction  of the  district  court  of the  city of Tel  Aviv -
              Jaffa,  and  there  shall be no  jurisdiction  vested in any other court.

       14.3   No  modification,   amendment  or  addition,   waiver,  extension,
              concession  or failure to exercise any right under this  Agreement shall be valid  unless made in an express  document  signed by all the Parties to the  Agreement  and they shall apply  solely to the event  expressed  in the  document  as  aforesaid  and  shall  not derogate from the other rights of any Party  whatsoever under this
              Agreement.

       14.4   The  Parties to this  Agreement  may  extend or  shorten  any date
              stipulated  in  this  Agreement  and  waive   performance  of  any
              provision whatsoever in this Agreement, either on a one-time basis or on several occasions,  by means of written notice signed by two senior  officers  of each  of  Federmann  and  Koor,  without  the necessity for further approval.

       14.5   This Agreement fully encompasses, embodies, unifies, expresses and exhausts all the  agreements of the Parties to the Agreement  with respect to the matters included herein. Any promises,  guarantees, written or verbal agreements, undertakings or representations with respect to the subject matter of this  Agreement  given or made by the Parties prior to entering into this Agreement,  verbally or in writing  and not  expressly  mentioned  herein  shall  not add to, derogate from or alter the  obligations  and rights  determined in this Agreement and the Parties shall not be bound by them, if any, commencing on the date of this Agreement.  Without derogating from the generality of the aforesaid, the exchange of documents between the Parties  prior to execution of this  Agreement,  including the drafts exchanged between them shall not affect the  interpretation of this Agreement.

       14.6   No  conduct  on the part of any of the  Parties  shall be deemed a waiver of any of its  rights  under  this  Agreement  or under the provisions  of any law,  or as a waiver or  consent on its part to any breach or  non-fulfillment  of the terms of this  Agreement by the other Party or as granting a postponement or extension or as a modification,  cancellation  or addition  to any term  whatsoever, unless expressly made in writing.

       14.7   The Parties to this  Agreement may not,  unless  expressly  stated
              otherwise in the body of this Agreement,  assign or transfer their rights or  obligations  under this  Agreement  to any third  party whatsoever  or perform this  Agreement by means of any third party whatsoever unless it has obtained the prior written consent of the other Party to the Agreement,  and nothing in this Agreement shall grant  any  right  whatsoever  to any  person  not a party  to the
              Agreement.

       14.8   Where any of the Parties failed to enforce or delayed  enforcement of any right  whatsoever  granted  to it under this  Agreement  or under the  provisions of any law in a particular  instance or in a series  of  instances,  this  shall  not be deemed a waiver of the aforesaid right or of any other rights whatsoever.

       14.9   The Parties shall cooperate between  themselves for the purpose of realizing the  provisions of this  Agreement and they shall assist each other as is reasonable and necessary,  including  signing any reasonable document,  application or approval that may be required for this purpose.

       14.10  Notices under this Agreement  shall be delivered in writing to the addresses  of  the  Parties  as set  forth  at the  head  of  this
              Agreement or to other addresses  about which the Parties  notified pursuant to the provisions of this section. Any notice sent by one
              Party to the other  Party by  registered  mail  shall be deemed to have reached its addressee upon the expiration of three days after the date of being handed in at the post  office;  a notice sent by personal delivery up to 17:00 hours on any Business Day whatsoever shall be deemed to have been received  immediately  upon delivery, and where it is  delivered  after 17:00 hours on any  Business Day whatsoever  it shall be deemed to have been  received on the first
              Business Day after delivery thereof.

 IN WITNESS WHEREOF THE PARTIES HERETO HAVE HEREUNTO SET THEIR HANDS AND SEALS:

    /s/ Ranaan Cohen                               /s/ Michael Federmann

    /s/ Shlomo Heller                                  /s/ Dov Ninveh
  ----------------------                         ---------------------------
   KOOR INDUSTRIES LTD.                           FEDERMANN ENTERPRISES LTD.

By Messrs. Ranaan Cohen                         By Messrs. Michael Federmann
           and Shlomo Heller                               and Dov Ninveh

I, the undersigned,  Heris Aktiengesellschaft  hereby unconditionally certify my consent to the above provisions of this Agreement,  including  revocation of the
Shareholders  Agreement as defined above,  as stated in section 11 above,  and I hereby waive any right of first  refusal or right of proposal  which I am likely to have in connection with the  transactions  forming the subject matter of this
Agreement.

                                                    /s/ Michael Federmann
                                                --------------------------------
                                                    HERIS AKTIENGESELLSCHAFT

                                                   by Mr. Michael Federmann

FINAL
                                 APPENDIX 2.1(A)

                                    DEBENTURE

       MADE AND ENTERED INTO ON THIS __ DAY OF THE MONTH OF _______, 2006

WHEREAS THE UNDERSIGNED,  FEDERMANN ENTERPRISES LTD. (PRIVATE CO. NO. 512278391)
("FEDERMANN")

entered into an agreement with Koor Industries Ltd.  ("Koor") dated November 22,
2006 (hereinafter:  the "SALE AGREEMENT") under which Federmann undertook to pay
Koor the consideration (the  "CONSIDERATION")  plus interest (the "INTEREST") in several  deferred  payments for  1,840,000  shares in Elbit  Systems  Ltd.  (the
"SHARES" and the "COMPANY"  respectively) which were transferred by Federmann on the closing  date for the  transaction  forming  the subject  matter of the Sale
Agreement to G.L.E.  Trust Services Ltd. (the "TRUSTEE") in trust,  all pursuant to the Sale Agreement.

NOW  THEREFORE  it was agreed that to secure  full and exact  payment of all the amounts  that  Federmann  would  owe Koor on  account  of, on the basis of or in connection with the Sale Agreement,  including the Consideration for the Shares,
Interest on the Consideration as aforesaid,  arrearage  interest,  currency rate differentials  and  expenses  of any kind  whatsoever,  including  (but  without derogating  from the  generality of the  aforesaid)  expenses,  indemnities  and
Trustee fees,  reasonable  attorneys'  fees and any other expense  incidental to
initiating   realization  and  execution  office  proceedings  in  the  case  of non-timely  payment  of the  Consideration  and  to  secure  performance  of all
Federmann's  other  undertakings  to Koor under the Sale Agreement  (hereinafter jointly referred to as the "SECURED AMOUNTS"), Federmann shall encumber in favor of Koor by a first  fixed lien,  unlimited  in amount,  as a  condition  for the transfer of the Shares and until full and final payment of the Secured  Amounts, the Shares and any rights  deriving  from the Shares set forth in  APPENDIX A of this Debenture (hereinafter:  the "ENCUMBERED PROPERTY" or the "SECURITY"),  all
pursuant to the following terms.

NATURE OF THE DEBENTURE

1.     This  Debenture has been drawn up to secure full and exact payment of the
       Secured  Amounts  owed  and/or to be owed to Koor from  Federmann  in the future,  payable  prior to  realization  of the  Securities to which this
       Debenture   applies   and/or    thereafter,    owed   absolutely   and/or
       conditionally,  directly  and/or  indirectly  WITHOUT ANY  LIMITATION  ON
       AMOUNT.

PLEDGE AND LIEN

2.     As security  for the full and exact  payment of all the Secured  Amounts,
       Federmann hereby encumbers in favor of Koor and its successors by a first lien and pledge of the Encumbered  Property.  The pledge and lien created under  this  Debenture  shall  apply  to  any  right  to  damages  and/or indemnification  available  to  Federmann  on account  of the  Encumbered
       Property.

FEDERMANN'S DECLARATIONS

3. Federmann hereby declares:

       3.1    The Encumbered Property is not encumbered,  pledged or attached in favor of any other persons.

       3.2    The  Encumbered  Property is and shall remain,  to the extent that this  Debenture has not been cancelled and the lien fully paid off finally and absolutely, in the exclusive possession of the Trustee or any Trustee in lieu  thereof upon the consent of the parties to the Sale Agreement.

       3.3    There is not, nor shall there be, to the extent that the Debenture and lien on the Encumbered Property are not cancelled and the lien
              paid  off  finally,   any   restriction  or  condition  under  the
              provisions  of any law or  under  any  agreement  applying  to the transfer of the Encumbered  Property or the  encumbrance  thereof, except  for  restrictions  on  transfer  of and/or  trading in the
              Shares  imposed  on shares  which are not  registered  under  U.S.
              securities laws.

       3.4    To the extent that this  Debenture  has not been  cancelled or the
              lien  fully  paid  off   finally   and   absolutely,   the  Shares
              constituting  the Encumbered  Property shall not be transferred to the ownership of any third party whatsoever and they shall be paid up in full, free and clear of any debt, encumbrance, pledge, right of lien, attachment,  levy, claim, option or any other third party right of any kind whatsoever,  including (without  derogating from the generality of the aforesaid) a right of first refusal, a right of first  proposal,  right of  participation  or any other  right, except  for  restrictions  on  transfer  of and/or  trading in the
              Shares  imposed  on shares  which are not  registered  under  U.S.
              securities laws.

       3.5    It has authority to encumber the Encumbered Property.

FEDERMANN'S UNDERTAKINGS

4.     Federmann hereby undertakes the following, to the extent that the Secured
       Amounts have not been paid off:

       4.1    Not to sell, transfer,  assign,  endorse or deliver all or part of the  Encumbered  Property,  not to undertake to perform any of the acts  stipulated  above,  not to  permit  any  other  to  use  the
              Encumbered Property in any manner whatsoever and not to permit any other to perform any act  mentioned  above  without  Koor's  prior written consent thereto.

       4.2    To  immediately  notify Koor in the event of the  imposition of an attachment,  the initiation of any execution office proceedings or the filing of a petition for the  appointment  of a receiver  over
              all  or  part  of  the  Encumbered   Property.   Furthermore,   to

              immediately notify the person imposing the attachment, the bailiff or the  receiver  of the lien in favor of Koor and to  immediately and without delay, at its expense, initiate any measures to remove the attachment, cancel the execution office act or the appointment of the receiver, as the case may be.

       4.3    Not to encumber or pledge in any mode or manner all or part of the
              Encumbered  Property,  including  by a current  lien,  with rights equal, prior to or later than Koor's rights, and not to assign any right whatsoever  which Federmann  possesses in all or part of the
              Encumbered   Property  without   obtaining  Koor's  prior  written
              consent.

       4.4    To fulfill  any  undertaking  imposed on a  shareholder  under the provisions of any law and under the documents of  incorporation of
              Elbit Systems Ltd.,  including,  but not limited to timely payment of all taxes and  compulsory  payments  imposed on the  Encumbered
              Property  or on the  income  derived  therefrom,  and to submit to
              Koor, at its demand, all receipts for the aforesaid  payments.  If
              Federmann fails to pay any of the aforesaid payments on time, Koor may (but is not obligated to), after having notified  Federmann as far as possible and if in its discretion this is not sufficient to prejudice  its rights,  make the payment at its expense and charge it for  reimbursement  plus  its  actual  Expenses  and  Arrearage
              Interest  (as this term is defined in the Sale  Agreement).  These payments shall  constitute an integral part of the Secured Amounts under this Debenture.

       4.5    Not to  initiate  any  action  whatsoever  and not to  oppose  the performance  of any action and to do its utmost to prevent  others from performing any action in connection with Federmann and/or the
              Encumbered Property which is likely to prejudice Koor's ability to realize the Encumbered Property under this Debenture.

5. Federmann undertakes to notify Koor immediately of:

       5.1    Any of the acts  mentioned  in section 7 below  within 48 hours of the date of becoming aware of such act.

       5.2    Any case of any claim of any right  whatsoever with respect to all or part of the  Encumbered  Property  or of any  execution  office proceedings  or  other  measures  to  realize  all or  part of the
              Encumbered Property;

       5.3    Any  petition  filed for  winding up of  Federmann's  business  or receivership of its assets or execution office proceedings against its  assets  and any  resolution  with  respect  to any  change in
              Federmann's  company  structure or any intention  whatsoever to do
              so.

       5.4    Any change of address.

PAYMENT DATES

6.     Federmann hereby undertakes to pay Koor the Secured Amounts,  or any part thereof,  exactly  on their  payment  dates,  as  determined  in the Sale
       Agreement.

RENDERING IMMEDIATELY PAYABLE AND REALIZATION OF THE ENCUMBERED PROPERTY

7.     Koor may render the Secured Amounts  immediately  payable in the event of any breach by Federmann  of any of its  undertakings  or  representations under the Sale Agreement or this Debenture  which is not remedied  within
       14 days of the date Koor  delivered to  Federmann a written  warning with respect thereto (hereinafter: the "BREACH") and in the event of any delay of 14 or more days on  Federmann's  part in the timely  payment of any of the Secured Amounts under the Sale Agreement. Koor may render the Secured
       Amounts  immediately  payable  after having given 3 Business Days written notice, without Koor being required to provide Federmann with any further time (unless expressly determined  otherwise),  as well as in each of the following events (which shall also be deemed a Breach for the purposes of this Debenture).  Koor's written notice shall set forth the circumstances in which the specific event applies from the following  circumstances  on which Koor is relying:

       7.1    Federmann  adopted a  resolution  on  voluntary  winding up, or an order was given for its winding up or  receivership of its assets, or a stay of  proceedings  against  it, or it applied to court for protection against its creditors,  or a Trustee or special manager
              was  appointed   under  the  Companies   Ordinance  or  under  the
              provisions  of any other law,  or its name was  expunged  from the
              Companies  Register,  or if a resolution  was adopted or a similar act  performed to any of the aforesaid  resolutions  or acts or an application  was filed to commence any  proceeding  concerned with adopting  a  resolution  or  performing  any  such  act  (and  the proceeding  was not  cancelled  within  15 days of the date of its commencement or filing the application  for its  commencement,  if not filed by Federmann),  or if Federmann  performed any other act to liquidate its  activities or business or sold or transferred to any third party whatsoever a significant part of its assets, or it failed to repay its loans or other  obligations  or a  significant part thereof or it failed to pay Interest on account  thereof,  or it failed to meet any  pecuniary  obligation  whatsoever  which it owed under an absolute and final judgment;

       7.2    Any  attachment  whatsoever  was  imposed  (including  an  interim injunction,  conditional attachment, permanent attachment or final attachment) or any execution office activity was initiated against any of Federmann's assets or against a significant part thereof or on the Securities provided to secure Federmann's  undertakings and the execution office activities were not absolutely  terminated or absolutely removed within 15 days of the date of imposition of the attachment  or from the date of performing  the  execution  office activity, as the case may be.

       7.3    Where an attachment has been imposed on the Encumbered Property or
              Koor's  rights  therein  have been  harmed or reduced in any other manner related to Federmann.

       7.4    A  significant  deterioration  in the  economic  state or business state of  Federmann  occurred  in such  manner  as to  throw  into significant doubt Federmann's ability to pay the Secured Amounts.

       7.5    Where any permit,  approval,  license or consent whatsoever on the part of  Federmann  for  the  purpose  of  execution  of the  Sale
              Agreement   by  the  parties  and   performance   of   Federmann's
              undertakings  thereunder,  have been  breached  or are  apparently absent.

       7.6    Where  any  undertaking   whatsoever  on  the  part  of  Federmann
              VIS-A-VIS  any other entity  whatsoever  entitling  such entity to
              render   Federmann's   significant   debts   and/or   undertakings
              immediately payable has been breached.

       7.7    The Sale  Agreement  was duly  rescinded,  in whole or in part, by
              Koor following breach thereof by Federmann.

8.     Cancelled with consent.

9.     Any receipt or consideration  obtained from realization of the Encumbered
       Property  (to the extent that it is realized by means of a sale of all or part of the  Encumbered  Property)  shall  be  credited  according  to an arrangement to be chosen by Koor, on account of the Consideration  and/or on account of the Interest  and/or on account of the  Arrearage  Interest and/or collection expenses and/or on account of other amounts owed and/or to be owed to Koor under this Agreement and the Sale  Agreement,  as Koor shall determine at its sole discretion.

10.    Without  derogating  from the  other  provisions  of this  Debenture,  no waiver, extension,  discount,  silence and/or the refraining from any act
       ("WAIVER") on the part of Koor with respect to non-fulfillment or partial or incorrect  fulfillment  of any  undertaking  whatsoever on the part of
       Federmann  under this Debenture  and/or any other  undertaking  VIS-A-VIS
       Koor within the scope of the Sale  Agreement  shall be deemed a Waiver on the part of Koor of any right whatsoever, merely a limited consent in the specific and limited circumstances in which it was given.

11.    Wherever the amounts were rendered  immediately payable as stated in this
       Debenture  and not paid by  Federmann,  Koor may exercise at any time any measures  it deems fit to collect  the  Secured  Amounts  and realize its rights under this  Debenture,  including by realization of all or part of the Encumbered Property, and applying the proceeds thereof to pay off the
       Secured Amounts, without Koor being under any obligation to first realize other guarantees or securities, if any. For the purpose of the aforesaid,
       Koor may, by a court or the  execution  office,  realize  the  Encumbered
       Property, INTER ALIA by realization in kind (subject to the provisions of any law) or by the appointment of a receiver or a receiver and manager on its behalf who may, among other powers, have authority:

       11.1   To receive possession of all or part of the Encumbered Property.

       11.2   To  sell or  agree  to the  sale of all or part of the  Encumbered
              Property,  to  transfer  or agree to the  transfer  thereof in any other manner whatsoever, under the conditions it deems fit.

       11.3   To act and perform any act  necessary to obtain an exemption  from payment of any tax,  fee,  levy,  compulsory  payment or any other payment  applying or to apply,  imposed or to be imposed under the provisions of any law, and to sign any declaration and/or document in connection therewith.

       11.4   To make any other  arrangement  with respect to all or part of the
              Encumbered Property, as it deems fit.

NATURE OF SECURITY

12.    The Security provided to Koor under this Debenture is perpetual and shall remain in force until Koor  confirms in writing  that this  Debenture  is cancelled.  Koor  shall  grant its  consent to the  cancellation  of this
       Debenture upon full and final payment of the Secured Amounts  pursuant to the  provisions of the Sale  Agreement.  The Security is not dependent on any other security which Koor received or shall receive from Federmann or from any other person or entity to secure  Federmann's  undertakings  and payment of the Secured Amounts, and it shall not affect or be affected by any other such security.  Notwithstanding the aforesaid,  on each Payment
       Date (as defined in the Sale  Agreement)  the  Security  shall be removed from the Shares  Released on the Payment Date (with reference to the same
       Payment  Date)  and  from any part of the  Encumbered  Property  that was transferred,  allotted and/or  distributed in connection  therewith or in consideration therefor, all as stated in the Sale Agreement.

13.    If Koor reaches a compromise  or grants an  extension  or  concession  to
       Federmann,  or any of  Federmann's  undertakings  in connection  with the
       Secured  Amounts  is varied - this  shall  not  alter  the  nature of the
       Security to which this Debenture  applies,  and in any event  Federmann's
       Security  and the  undertakings  to which this  Debenture  applies  shall remain fully in force.

14.    Koor may register all or part of the Security at any competent  authority under the provisions of any law and/or in any public register  (including but not  limited to the  Registrar  of  Companies  and the  Registrar  of
       Pledges).

15.    Federmann  and Koor  shall  deposit  the  Security  delivered  under this
       Debenture  with  the  Trustee  pursuant  to the  provisions  of the  Sale
       Agreement.  The Trustee  shall sign and  transfer to  Federmann a general power of attorney for voting on the Shares  pursuant to the provisions of the Sale Agreement.

NOTICES AND WARNINGS

16.    Any  notice  sent by one party to this  Debenture  to the other  party by registered  mail shall be deemed to have  reached its  destination  three
       Business Days after its registration at the post office for despatch;  in the case of delivery by courier service,  it shall be deemed delivered on the day of delivery.

THE SUBSTANTIVE LAW AND JURISDICTION

17.    This Debenture shall be governed by the laws of the State of Israel.

18.    Any dispute or  disagreement  between the parties in connection  with the term, interpretation,  performance,  enforcement, breach or rescission of this Debenture shall be heard in the competent  courts in the district of
       Tel Aviv - Jaffa, and no other court shall have jurisdiction.

IN WITNESS WHEREOF FEDERMANN HAS DULY SIGNED:

                        ---------------------------------
                           FEDERMANN ENTERPRISES LTD.

                                                         (APPENDIX TO DEBENTURE)

               APPENDIX A - DESCRIPTION OF THE ENCUMBERED PROPERTY

1,840,000  ordinary shares of NIS 1 par value each in Elbit Systems Ltd. (public company no. 520043027) numbered in the Company books from 2,215,449 to 4,055,448 inclusive (hereinafter: the "ENCUMBERED SHARES") were registered in trust in the name of G.L.E.  Trust Services Ltd. and with whom share  certificates in respect thereof were deposited.

The lien shall also apply to:

       A.     All shares and securities of any kind whatsoever  convertible into or  realizable  as shares  actually  allotted from time to time in
              respect  of  the  Encumbered   Shares  (including  -  and  without
              derogating  from the generality of the aforesaid - bonus shares of any  kind and  Rights  (as  defined  in the  Sale  Agreement)  and securities realized in consequence of realization of the aforesaid
              Rights); in addition to -

       B.     All  rights,  monies,  shares  or  assets  of any kind  whatsoever reaching  or  offered by any  entity  whatsoever  in lieu of or in consideration for the Encumbered Shares,  including  securities in any other  corporation (in the framework of a merger,  exchange of shares or any other event) and any other right in connection  with the  Encumbered  Shares not  expressly  vested in Federmann in the acquisition agreement.

       C.     The Surplus Amounts, as defined in the Sale Agreement.

                                                                   FINAL VERSION
                                APPENDIX 2.1 (B)

                                A TRUST AGREEMENT

       Made and entered into in Tel Aviv on the 22nd day of November 2006

                                    BETWEEN:
                           FEDERMANN ENTERPRISES LTD.
                        (A PRIVATE COMPANY NO.512278391)
                         of 99 Hayarkon Street, Tel Aviv
                                  ("FEDERMANN")

                                                               OF THE FIRST PART
                                                               -----------------

                                      AND:
                              KOOR INDUSTRIES LTD.
                         (A PUBLIC COMPANY NO.520014143)
                  Azrieli Center, Triangular Tower (43rd Floor)
                                 Tel Aviv 67023
                                    ("KOOR")

                                                              OF THE SECOND PART
                                                              ------------------

                                      AND:
                           G.L.E. TRUST SERVICES LTD.
                        (A PRIVATE COMPANY NO.511493587)
                   of 2 Weitzman Street (Europe-Israel House)
                                 Tel Aviv 64239
                                 ("THE TRUSTEE")

                                                               OF THE THIRD PART
                                                               -----------------

                                                    (Hereinafter: "THE PARTIES")

WHEREAS:                        Koor  and   Federmann   have,  on  the  date  of
                                signature of this agreement, signed an agreement
                                ("THE SALE  AGREEMENT")  in which Koor will sell
                                to Federmann, 2,300,000 Ordinary Shares of Elbit
                                Systems Ltd.
                                (hereinafter: "THE COMPANY");

AND                             WHEREAS:  As  part  of the  sale  agreement  the
                                parties  have  agreed  that in order  to  assure
                                payment to Koor for sale of  1,840,000  Ordinary
                                Shares of the Company ("THE TRUST SHARES "), the
                                trust  shares  will be held by the  Trustee  and
                                will  be   released  in   accordance   with  the
                                provisions   of  this  Trust   Agreement   ("THE
                                TRUST");

AND WHEREAS:                    The parties wish to settle  their  relationships
                                in the  context  of the  trust,  and  all in the
                                manner set forth in detail in this agreement and
                                subject to the provisions herein contained;

             IT HAS ACCORDINGLY BEEN DECLARED, AGREED AND STIPULATED
                        BETWEEN THE PARTIES AS FOLLOWS:

1.     INTERPRETATION

       Unless stated otherwise,  the terms appearing in this agreement but which have not been defined herein, shall have the meanings assigned to them in the sale agreement.

"THE SURPLUS AMOUNTS"           In  the  event  of  the  Company  declaring,  in
                                relation to any calendar  quarter,  dividends of
                                an amount per share  accruing over the period of
                                such quarter,  which exceed 0.20  dollars,  such
                                portion  of the  dividends  as is over and above
                                0.20  dollars  per share in respect of the trust
                                shares  (as  per  the  quantity  thereof  on the
                                actual date of  distribution  of the dividends),
                                shall constitute "surplus amounts",  and for the
                                removal of doubt - such portion of the dividends
                                of up to 0.20  dollars per share in reference to
                                a  calendar  quarter  in  respect  of the  trust
                                shares shall not constitute surplus amounts.

2.     APPOINTMENT OF THE TRUSTEE

       Federmann  and Koor  hereby  irrevocably  appoint  the  Trustee to act as
       Trustee  commencing from the date of completion of the transaction and in accordance with the provisions of this agreement in relation to the trust shares (and in relation  to all such  securities  and rights as have been allotted  or  assigned  to the  Trustee  in  connection  with them or the proceeds  thereof  as  stated  hereunder  in  Section  5, as well as such dividends as have been  distributed to the Trustee in respect of them, in so far as any have been  distributed,  and the  profits of the trust that have accrued  because of them,  in so far as any have  accrued).  For the removal of doubt,  Federmann and Koor may at any time, in a joint written instruction to the Trustee,  terminate the trust under this agreement and in such a notification they may give it instructions as to whom the trust shares are to be transferred to as well as the additional assets (as such are defined below in Section 6.2).

3.     TRANSFER  OF THE TRUST  SHARES  TO THE  TRUSTEE;  ACTIONS  ON THE DATE OF
       COMPLETION OF THE TRANSACTION.

       On the date of  completion  of the  transaction  the  following  combined actions  will  occur (as part of the  actions on the  completion  date in accordance with the sale agreement):

       3.1  Federmann  will deliver the  debenture to Koor it having been duly executed by Federmann.

       3.2    Federmann and the Trustee will execute a share  transfer  deed, in connection with transfer of the trust shares from Federmann to the
              Trustee,  in the form  attached  hereto as Appendix  7.7(b) to the sale  agreement  and  which is for  convenience  attached  to this agreement  AS APPENDIX  3.2, and  Federmann  will deliver the said share transfer deed to the Company.

       3.3    On the same  date  Koor  will  deliver  to the  Company  the share certificates that are in its possession, which include INTER ALIA, all the  sold  shares,  a copy of which  is  attached  to the sale agreement as Appendix 7.8(a) and Appendix 7.8(b).

       3.4    The Company:

              3.4.1      Will  register in the  Company's  books,  all the up to
                         date holdings of Koor, Federmann and the Trustee in the
                         Company's shares immediately  following the transaction
                         completion  date.  Registration  of the  Trustee in the
                         Company's  books will be  accompanied  by a notation to
                         the effect of it being Trustee of the trust shares; and
                         -

              3.4.2      Will issue new share certificates to each of Federmann,
                         Koor and the  Trustee,  in the  Company's  usual  form,
                         reflecting  the  holdings  of Koor,  Federmann  and the
                         Trustee in the Company immediately after the completion
                         date of the transaction, when 4 share certificates will
                         be issued to the  Trustee,  one for the  portion of the
                         trust shares the numbers of which are from 2,215,449 to
                         2,675,448 INCLUSIVE,  the second for the portion of the
                         trust  shares  -----------  ----------  the  numbers of
                         which are from  2,675,499 to 3,135,448  INCLUSIVE,  the
                         third for the  portion  -----------  ----------  of the
                         trust shares the numbers of which are from 3,135,449 to
                         3,595,448 INCLUSIVE, and the --------- --------- fourth
                         for the  portion  of the trust  shares  the  numbers of
                         which  are  from   3,595,449  to  ---------   4,055,448
                         inclusive.

                         Every  share  certificate  in the  name of the  Trustee
                         shall  mention  the  fact  that  it is the  Trustee  in
                         respect of the trust shares.

       3.5    The Trustee shall  execute a general power of attorney,  a copy of which is hereby  attached as Appendix 3.5 and shall  deliver it to
              Federmann.

       3.6    The Trustee shall sign the notification to the Company,  a copy of which is hereby  attached as Appendix 3.6 and shall  deliver it to
              Federmann  for delivery to the Company.  It is clarified  that the
              Trustee need not examine whether the Company is performing all the provisions  in terms of the notice and as to whether  the  amounts being  remitted  to it as  dividends,  if  any,  come  within  the definition  of  surplus  amounts.  In so far as such  amounts  are remitted to the  Trustee,  the Trustee  will treat them as surplus amounts other than if the Trustee  receives a written  instruction from Federmann and Koor directing it otherwise.

       3.7    Koor  and   Federmann   will  furnish  the  Trustee  with  written
              confirmation  that  all  such  terms  and  conditions  in the sale agreement that were supposed to have been satisfied on the date of completion of the transaction have been satisfied, except for such terms and conditions as have been waived by Koor and Federmann.

       All the foregoing actions specified in Section 3 herein, and in Section 7 of the  sale  agreement,  shall  be  deemed  to  have  been  carried  out contemporaneously;  no isolated action shall be deemed to be complete and no single document shall be deemed to have been delivered,  until all the actions are completed on the same  occasion,  and all the documents  have been delivered.

4.     EXERCISE OF RIGHTS ARISING FROM THE TRUST SHARES

       4.1    Commencing  from the date of completion of the transaction and for as long as the Trustee is holding the trust  shares or any part of them:

              4.1.1      If  Federmann is late in making any payment on time (or
                         any part of such  payment),  and has not paid it within
                         14 (fourteen)  days,  Koor will serve written notice on
                         Federmann through Federmann's Attorney - the firm of M.
                         Firon and Co.("FEDERMANN'S  ATTORNEY") whose address is
                         at 16 Abba Hillel  Silver  Road,  Ramat Gan, and on the
                         Trustee,  and in which Federmann's alleged breach shall
                         be set out in detail,  and supported by an affidavit of
                         a senior  officer of Koor (who shall make a declaration
                         therein,  INTER  ALIA,  that he is a senior  officer in
                         Koor)  with  such   notice   including   a  demand  for
                         revocation  of the power of  attorney  ("THE  NOTICE OF
                         BREACH"). Shortly after receipt of the Notice of Breach
                         the  Trustee  shall  deliver  a true  copy  thereof  to
                         Federmann's  Attorney.  Within  10 (ten)  days from the
                         date on which a true copy of the  Notice of Breach  has
                         been delivered to Federmann's  Attorney by the Trustee,
                         and provided  that within such 10 (ten) days it has not
                         received a Court  Injunction  prohibiting it from doing
                         so, the Trustee  shall give notice to  Federmann,  Koor
                         and the Company,  whose address is at Matam  Industrial
                         Zone,  Haifa,  to the effect that the power of attorney
                         has been revoked.  It is clarified  that in the case of
                         revocation  of the power of attorney the Trustee  shall
                         not exercise the voting  rights  attaching to the trust
                         shares.

              4.1.2      For as long as no Notice of Breach has been received by
                         the  Trustee,  any  dividend,  except  for the  surplus
                         amounts  that are  remitted  to the  Trustee,  which is
                         being  distributed  in  respect  of each  of the  trust
                         shares,  shall be remitted  direct to  Federmann on the
                         date on which it is  distributed.  Upon  receipt of the
                         Notice of Breach the Trustee  shall  notify the Company
                         in  writing  at the  address  stated  above in  Section
                         4.1.1,  that any dividend paid by the Company  starting
                         from such date in  respect  of the trust  shares in its
                         possession  shall be paid to the Trustee  until receipt
                         of further  notice on behalf of the Trustee.  Dividends
                         that are  received by the Trustee  shall be held in the
                         manner stated hereunder in Section 4.4.

              4.1.3      Unless the  Trustee is lawfully  prohibited  from doing
                         so, any notice that  reaches the Trustee in relation to
                         the trust  shares shall be forwarded by it to Federmann
                         and to Koor.

       4.2    It is  clarified  that the  Trustee  shall  bear no  liability  in connection  with the exercise by Federmann of rights in respect of the trust shares (and including voting rights). The parties hereby instruct the Trustee to refrain from  exercising any discretion in relation to the exercise of or  realization of rights arising from the trust shares and the Trustee shall refrain from exercising any right  arising from the trust shares and it shall be absolved from any liability in relation to refraining  from doing so,  including liability as a shareholder.

       4.3    For as long as no  notice  of  breach  has  been  received  by the
              Trustee,  all the additional assets (defined  hereunder in Section
              6.2,  with  the  exception  of  dividends  but  including  surplus amounts)  that are  received by the Trustee by virtue of the trust shares, if any are received, shall be held, deposited or invested, as the case may be, in accordance  with explicit and clear written instructions  of  Federmann  and  Koor.  In the  absence  of  such instructions  or in the  absence  of  agreement  between  Koor and
              Federmann the Trustee shall deposit,  invest,  or hold them at its exclusive  discretion  and without  any of the parties  having any complaint in the matter,  or, in so far as concerns sums of money, they  shall be  invested  in dollar or shekel  deposits  upon such terms and conditions and for such periods, as are at the exclusive discretion  of the Trustee  and without any of the parties  having any claim in the matter. Profits that accumulate in respect of the foregoing,  if any,  shall be  remitted  (after  deduction  of any commission,  tax and other expenses that apply in respect of their
              management  and  holding  by  the  Trustee)  ("THE   PROFITS")  in
              accordance  with the provisions of this  agreement,  together with
              the  amounts   and/or   rights  in  respect  of  which  they  have
              accumulated.

       4.4    In the case of a Notice of breach  being  received by the Trustee, all the  additional  assets (as defined  hereunder in Section 6.2)
              which are  received by the Trustee by virtue of the trust  shares, in so far as any  are  received  - shall  be  held,  deposited  or invested,  as the case may be, in  accordance  with  explicit  and clear written  instructions  of Federmann and Koor. In the absence of such  instructions or in the absence of agreement  between Koor and Federmann the Trustee shall deposit,  invest,  or hold them at its exclusive discretion and without any of the parties having any claim in the matter, or, in so far as concerns sums of money, they shall be invested in dollar or shekel deposits upon such terms and
              conditions  and  for  such  periods,   as  are  at  the  exclusive
              discretion  of the Trustee  and without any of the parties  having any complaint in the matter. Profits that accumulate in respect of the additional  assets, if any, shall be remitted (after deduction of any commission, tax and other expenses that apply in respect of their  management  and holding by the Trustee)  (together with the profits, "PROFITS OF THE TRUST") in accordance with the provisions of this agreement,  together with the additional assets in respect of which they have accumulated.

       4.5    The Trustee  shall not be under an obligation to report any of the affairs  of the trust to any of the  parties,  save where this has been expressly provided in this agreement. The Trustee will not be entitled to benefits  from any amount that it holds in trust under this  agreement  but it will be entitled  to set off  commissions, taxes and any other  expense  or payment  due to it in  accordance with the provisions of this trust  agreement for management of the trust  shares  (and any  securities  and  rights  which  have been allotted  or have been  transferred  to the  Trustee  in  relation thereto or in  consideration  thereof as  provided  above [SIC] in
              Section 5, as well as such  dividends as have been  distributed to the  Trustee  in  respect  of  them,  in so far as any  have  been distributed, and the profits of the trust that have accumulated in respect of them, in so far as any have accumulated).

       4.6    The  Trustee  shall not bear any  liability  for tax,  commission, levy,  fee or any other expense or payment in connection  with the performance of its obligations under this agreement,  including in connection  with the  receipt,  holding and  transfer of the trust shares,  the dividends and the profits of the trust, and Federmann and  Koor  shall  jointly  and  severally  indemnify  the  Trustee immediately upon its first demand in respect of any such liability that is imposed on it by any party or in respect of any expense or payment incurred.

       4.7    In so far as the  Trustee  is  legally  liable  to  deduct  tax at source, the Trustee shall make the required deduction unless it is furnished to its satisfaction  with an exemption from deduction of tax at source.

5.     ADJUSTMENTS

       5.1    In so far as during the period from the date of  signature of this agreement and until each of the payment  days,  one or more of the events specified  hereunder occurs, the number of trust shares and the number of shares being  released on the relevant  payment date shall be adjusted in accordance with the following provisions:

              5.1.1      If  the  Company   distributes   bonus  shares  to  its
                         shareholders prior to any payment date, as the case may
                         be, there shall be added to the shares  being  released
                         on such  payment  date,  the bonus shares in respect of
                         the  shares   being   released  on  such  payment  date
                         (whatever the payment date may be), they being free and
                         unencumbered,  and such bonus shares shall be deemed to
                         be part of the shares  being  released on such  payment
                         date. At the time of  distribution  of the bonus shares
                         in respect of the trust  shares,  the said bonus shares
                         shall  be   allocated   to  the   Trustee   and   share
                         certificates  shall be issued to the Trustee in respect
                         thereof   (according   to  the  number  of  such  share
                         certificates  in his  possession  at that time) and the
                         Trustee shall be  registered in the Company's  books as
                         holding the said bonus shares in trust;  in the case of
                         a distribution of bonus shares as aforesaid,  Federmann
                         and Koor will  serve a joint  notice on the  Trustee in
                         which the total  amount shall be specified of the bonus
                         shares  that are being  allotted to the Trustee as well
                         as the number of bonus  shares  included  in such total
                         amount as are to be released on any payment date.

              5.1.2      If  the  Company  carries  out  a   consolidation   of,
                         reduction  in or division  of its share  capital or any
                         other  action of  similar  effect,  the number of trust
                         shares and the number of shares  being  released on the
                         payment  date  (whenever  such payment date may occur),
                         shall be  adjusted  PRO RATA to such  consolidation  or
                         division,   and  the   Company   shall  issue  a  share
                         certificate  to the  Trustee  instead  of the old share
                         certificate  reflecting  the  revised  number  of trust
                         shares.

       5.2    If the Company offers its shareholders  rights for the acquisition of any securities  ("RIGHTS") in such a case in so far as the last date for the  exercise  of such  rights is later  than the date of release of the shares being released on the payment date (or if it falls on the same day) such  rights  shall be vested  even  though they are in trust and shall be subject to the mortgage pursuant to the  debenture  and  shall be  released  to  Federmann  or to Koor together  with the shares  being  released on the payment  date in respect  of  which  they  were  offered  in  accordance  with  the provisions of Section 6 hereunder.  Koor and Federmann  shall give written notice regarding such rights and the shares being released to which such rights must be attributed.

              If the date of exercise of the said rights is prior to the date of release  of the  shares  being  released  on the  payment  date in respect of which  such  rights  were  offered,  Federmann  will be entitled to exercise the said rights,  either wholly or partially, by remitting  the  consideration  for them to the Company  stating that the consideration is being paid for the rights that have been offered in  relation to the shares  being  released on the payment date, or any part thereof.  The securities that are to be allotted for  Federmann  by virtue  of such  exercise  of  rights  shall be allotted to the Trustee and shall be held by it in trust and shall be  released,  subject to what is stated  hereunder,  to Federmann together  with the shares  being  released on the payment  date in respect  of which they were  allotted.  The  Trustee  shall act in accordance  with a written notice from Federmann and Koor in which the number of shares that have been allotted shall be specified as well  as the  date of  payment  on  which  such  shares  are to be released to Federmann.

              If in accordance with the provisions of Section 6.2 hereunder, the
              Trustee  transfers  to Koor,  the  shares  being  released  on the payment  date in respect of which such  rights were  allotted,  in that event the Trustee shall proceed in accordance with one of the two  instructions  that are stated in the  written  notice that is given to it and to Federmann's  Attorney, by Koor: [a] to transfer to Koor,  together  with the shares being  released on the payment date, the securities that have been issued in respect thereof;  or
              - [b]  to  transfer  the  securities  that  have  been  issued  to
              Federmann.

       5.3    All such  rights,  moneys  or assets of any kind as are due or are
              offered  by  any  party   instead  of  the  trust   shares  or  in
              consideration  for  them,   including   securities  in  any  other
              corporate  body (as part of a  merger,  exchange  of shares or any other event) shall be  transferred  to the disposal of the Trustee and shall be  charged in  accordance  with the  provisions  of the debenture and the provisions of the trust agreement shall apply to them MUTATIS MUTANDIS as if they had been trust shares.  Where the
              Trustee has  requested  instructions  regarding the way in which a particular  asset  is to be  kept  and/or  held,  which  is  not a security,  Federmann shall give the Trustee instructions as to the manner in which it is to be held and shall  bear all  expenses  of holding it.

6.     TRANSFER OF THE TRUST SHARES TO FEDERMANN OR KOOR

       6.1    TRANSFER OF THE TRUST SHARES TO FEDERMANN.

              On any relevant  payment date (except for the first  payment date)
              and  subject  to: (1) Koor not  having  previously  furnished  the
              Trustee  with an  authenticated  decision of a Court or  Execution
              Office by virtue of which a receiver has been appointed to realize the trust shares under the  debenture;  or - (2) the obligation of the Trustee to  transfer  the trust  shares to Koor in  accordance with the provisions of Section 6.2.2 hereunder, not having arisen, or - (3) Koor not having previously  furnished the Trustee with an authenticated  decision  of a Court by virtue of which the Trustee is prohibited from transferring the trust shares to Federmann, the following combined actions shall be carried out simultaneously (as part of the actions on any  relevant  payment  date in  accordance with the sale agreement):

              6.1.1      Koor and  Federmann  will sign a document  amending the
                         debenture including the page containing  particulars of
                         mortgages  and  charges  and notice of  mortgage in the
                         form attached to the sale agreement as Appendix  "8.2",
                         according to which the legal effect of the mortgage and
                         charge registered in accordance with the debenture with
                         the  Registrar of Companies  and with the  Registrar of
                         Pledges,   shall  be  removed  from  the  shares  being
                         released on the relevant payment date.

              6.1.2      Koor will  deliver  an  irrevocable  and  unconditional
                         written  instruction  to the  Trustee to  transfer  the
                         shares  being  released on the relevant  payment  date,
                         together  with  securities,  dividends,  including  the
                         surplus  amounts,  moneys  and/or any other rights that
                         have   been   transferred    and/or   allotted   and/or
                         distributed  to the Trustee in connection  with them or
                         in consideration for them (if any have been transferred
                         to and/or allotted and/or  distributed to the Trustee),
                         to Federmann or to its order. Any such notice on behalf
                         of Koor shall  specify the number of shares that are to
                         be transferred on such payment date and the amount,  in
                         so far as it is relevant,  that is to be transferred to
                         Federmann or to its order on such payment  date.  If on
                         such  payment  date  additional  assets  are also to be
                         transferred,  the notice shall  specify the  additional
                         assets that are to be  transferred  to  Federmann or to
                         its  order.   The  Trustee  shall  proceed   solely  in
                         accordance  with  the  instructions  contained  in such
                         notice.

              6.1.3      The  Trustee  and  Federmann   shall  execute  a  share
                         transfer  deed in the form  attached as Appendix 8.5 to
                         the  Sale  Agreement,  and  which  for  convenience  is
                         attached  to this  Agreement  AS  APPENDIX  6.1.3,  and
                         Federmann shall deliver such share transfer deed to the
                         Company.

              6.1.4      The Trustee shall deliver the share  certificate to the
                         Company in respect of the shares being  released on the
                         relevant payment date.

              6.1.5      The Company:

                         6.1.5.1    Will  register  in the  Company's  books the
                                    revised up to date  holdings  of the Trustee
                                    and Federmann in the Company's  shares as at
                                    such  payment  date.   Registration  of  the
                                    Trustee  in the  Company's  books  shall  be
                                    accompanied by a note that it is the Trustee
                                    of the Trust shares; and-

                      6.1.5.2       The share certificate that has been returned
                                    by the Trustee  shall be  cancelled  and new
                                    share  certificates,  in the Company's usual
                                    form,   shall  be   issued   to   Federmann,
                                    reflecting the holdings of Federmann and the
                                    Trustee in the Company on such payment date.
                                    The  share  certificate  in the  name of the
                                    Trustee  shall state the fact that it is the
                                    Trustee in respect of the trust shares.

              6.1.6      Koor and  Federmann  shall  furnish  the  Trustee  with
                         written  confirmation that all the terms and conditions
                         under  the sale  agreement  that  were  supposed  to be
                         satisfied  on the  relevant  payment  date,  have  been
                         satisfied,  except  such terms and  conditions  as have
                         been  waived by Koor and  Federmann;  they  shall  also
                         confirm in writing that all the actions  under  Section
                         6.1 herein and in Section 8 of the Sale  Agreement have
                         been  completed  and that the Trustee is obliged to act
                         in accordance  with Koor's  instruction as stated above
                         in Section 6.1.2.

              All the foregoing  actions  specified above in Section 6.1 herein, shall be  deemed  to be taken  simultaneously,  together  with the further actions  mentioned in Section 8 of the Sale Agreement;  no isolated  action  shall be deemed as being  complete and no single document  shall be deemed to have  been  delivered  until all such actions are  completed on the same  occasion and all the documents are delivered.

              If Federmann  gives notice of early payment to Koor, in accordance with the  provisions  of Section 9 of the Sale  Agreement,  a copy thereof  shall  also  be  delivered  to the  Trustee  and  all the foregoing provisions of Section 6.1 shall apply, MUTATIS MUTANDIS, with regard to the date of early payment stipulated in such notice of early  payment.  In such early payment notice  Federmann  shall specify  in detail  the early  payment  date and the  quantity  of shares that is to be  transferred  to  Federmann  out of the trust shares  at that  date;  if on that  date no  balance  of the trust shares is being  transferred,  such notice shall  specify the next date on which the trust shares will be released to  Federmann  and the number of shares that will be released at any time.

              In the event of early payment,  the share certificates held by the
              Trustee  shall be  replaced  in order to reflect the revised up to date  number  of sold  shares  that are to be  transferred  on any payment  date  in view of such  early  payment.  Furthermore,  the amount  of shares in the share  transfer  deeds  shall be  revised accordingly.

       6.2    TRANSFER OF THE TRUST SHARES TO KOOR

              Without  derogating  from any other legal right available to Koor, the Trustee  shall  transfer  the trust  shares in its  possession together with such  securities and rights as have been allotted or
              transferred  to  the  Trustee  in  connection   with  them  or  in
              consideration  for them as provided above in Section 5, as well as such dividends  and/or surplus amounts as have been distributed to the  Trustee  in  respect  of  them,  in so far as any  have  been distributed, and the profits of the trust that have accumulated in respect  of  them,  in  so  far  as  any  have  accumulated  ("tHE
              ADDITIONAL assets"):

              6.2.1      To a receiver  appointed by a Court or Execution Office
                         to realize the trust shares and the additional assets -
                         in  accordance  with such  instruction  as the  Trustee
                         receives  from  the  Court  or  the  Execution  Office,
                         whichever is  applicable,  to transfer the trust shares
                         and the additional assets to the receiver; or-

              6.2.2      To Koor - in each of the following instances: (1) where
                         Koor has given notice to the Trustee and to  Federmann'
                         s  Attorney  in  writing  in which it is  alleged  that
                         Federmann has committed a breach of the sale  agreement
                         by  failing  to make  any one of the  payments  payable
                         pursuant  thereto on time on any relevant  payment date
                         concerning  it, and the Trustee has not  received  from
                         Federmann,  within  14 days of the  service  of  Koor's
                         notice  on   Federmann's   Attorney,   written   notice
                         supported  by  an  Affidavit  of a  senior  officer  of
                         Federmann (in which a  declaration  is to be made INTER
                         ALIA,  that he is a senior  officer of  Federmann)  and
                         which is duly certified by an Attorney,  that Federmann
                         has made the  payment on the  relevant  date  including
                         late payment  interest and which  specifies the mode of
                         and the date of payment,  (and for the removal of doubt
                         the  Trustee  will  not  be  under  an   obligation  to
                         investigate  the veracity of the  Affidavit  and/or its
                         details  including the details  concerning  the mode of
                         payment,  the  amount  of  the  payment  and  the  date
                         thereof);  or the Trustee  has not,  within the said 14
                         days,  been furnished with a duly  authenticated  Court
                         Decision  prohibiting  it from  transferring  the trust
                         shares and the additional  assets; or (2) in accordance
                         with a  duly  verified  Court  Decision,  ordering  the
                         Trustee to transfer the trust shares and the additional
                         assets to Koor.

7.     LIMITATION OF LIABILITY AND INDEMNIFICATION

       7.1    Following transfer of all the trust shares (together with all such securities  and rights as have been allotted to or  transferred to the Trustee in connection with them or in  consideration  for them as provided above in Section 5, as well as such  dividends  and/or surplus amounts as have been distributed to the Trustee in respect of them,  in so far as any have been  distributed,  and profits of the trust that have  accumulated  in respect of them, in so far as any have  accumulated),  the  Trustee  will be  under  no  further obligation in relation to this agreement  including in relation to the trust  shares,  the  additional  amounts,  the  dividends  and profits of the trust held by it.

       7.2    The Trustee shall act in connection  with the Trust shares (and in connection  with all  such  securities  and  rights  as have  been allotted to or transferred to the Trustee in connection  with them or in  consideration  for them as provided  above in Section 5, as well  as such  dividends  and/or  surplus  amounts  as  have  been distributed  to the  Trustee in respect of them,  in so far as any have  been  distributed,  and  profits  of  the  trust  that  have
              accumulated   in  respect   of  them,   in  so  far  as  any  have
              accumulated),  only  in  accordance  with  this  agreement  or  in accordance  with a further  agreement  (in so far as there is one)
              that it receives,  it being duly signed by it, by Federmann and by
              Koor

       7.3    The Trustee will be entitled at its sole and  absolute  discretion to apply to a  Court,  Tribunal,  Execution  Office  or any  other
              competent   authority   in  order  to   obtain   instructions   or
              clarifications regarding any action that it is required to take or to refrain from taking,  under this agreement.  Federmann and Koor shall  between them bear such  expenses as are involved in such an application in equal shares.

       7.4    Federmann  and  Koor  hereby   instruct  the  Trustee  to  act  in
              accordance  with any  instruction  order or  judgment  of a Court,
              Arbitrator,  Execution Office, or any other  jurisdiction,  or any instruction or order of a governmental authority in relation to an action that the  Trustee is  required  to take or to refrain  from taking  under  this  agreement  or in  connection  with the  trust shares,  the dividends,  the surplus amounts and/or the profits of
              the  trust,  and  neither   Federmann  nor  Koor  shall  have  any
              complaint, claim or demand against the Trustee, if it has acted in accordance  with  such  an  order  or  instruction  even if it was opposed  to such  order or  instruction  and even where it becomes evident EX POST FACTO that such  instruction  or order was made or given without due authority.

       7.5    Where the  Trustee  has been given  notice on behalf of one of the
              representatives   enumerated  hereunder,  or  has  been  given  an
              instruction   in   accordance   with   this   agreement   by  such
              representatives,  it shall not be under any  obligation to examine such notice or instruction or its veracity or the veracity of what is  stated  therein,  or  the  veracity  of  the  identity  of the signatories of such notice or instruction, or the authority of the signatories to sign or send such notice or instruction, or whether what  is  stated  therein  correctly  reflects  the  facts  or the provisions contained in the sale agreement.  Notice to the Trustee under this agreement may be given by furnishing  copies of letters or  other  documents  and  the  Trustee  shall  not be  under  any obligation  to examine the  veracity  of such a copy.  Federmann's representatives  for the purposes of this agreement  shall be: Mr.
              Michael  Federmann or Mr. Dov Nineveh or Federmann's  Attorney and
              Koor's  representatives  for the purposes of this agreement  shall be: Raanan Cohen or Shlomo Heller or Herzog,  Fox, Neeman and Co.,
              Koor's Attorneys.

              It is accordingly  hereby  clarified that  notification of Koor or notification  of Federmann in accordance with this agreement shall only  be  deemed  due  notice  if  it  is  signed  by  Federmann's representative or Koor's  representative,  as the case may be, who are specified above.

              It is agreed that Koor or Federmann,  as the case may be, may give the  Trustee  notice  as  to a  change  of  their  representatives provided  that such  notice is signed by the  representative  that preceded the new representative or by the Chairman of the Board of
              Directors of Koor or of Federmann, as the case may be.

       7.6    Federmann  and Koor  hereby  exempt the  Trustee,  its  employees, managers, officers and anyone acting on its behalf, from liability for any  act or  omission  committed  by any of  them  under  this agreement,  except for an act or omission of the Trustee committed in bad faith,  willfully or with gross negligence.  Subject to the foregoing  provisions of this Section 7.6, Federmann and Koor both undertake, jointly and severally, (in equal shares - having regard to the context of the  relationships  between them),  to indemnify the  Trustee  within 7 days of  receipt of the  Trustee's  written demand,  in respect  of any  damage or  expense  of any kind,  and without  limitation of the amount of such damage or expense caused to or incurred by the  Trustee,  any of its  employees,  managers, officers  and/or  anyone  acting  on its  behalf  in  all  matters pertaining to this agreement or to its implementation.

8.     MATTERS RELATING TO THE TRUST - MISCELLANEOUS.

       8.1    The liabilities and obligations of the Trustee shall be those that are expressly stipulated in this Trust Agreement,  and the Trustee shall  not be  under  any  liability  or  obligation  that  is not explicitly  enumerated in this Trust  Agreement.  The Trustee will not be bound to take any action that is not explicitly  stipulated in this Trust Agreement.

       8.2    The Trustee  may,  appoint an  agent/agents  to act instead of it, whether an  Attorney at law or  otherwise,  in order to take or to participate in the taking of actions that are required to be taken in  relation  to the  trust in  accordance  with  this  agreement, including,  and  without  derogating  from the  generality  of the foregoing,  the taking of legal  proceedings.  Federmann  and Koor undertake, jointly and severally, (in equal shares - having regard to the context of the  relationships  between  them),  to bear the reasonable professional fees of any such agent.

       8.3    The Trustee may, in the  implementation of matters relating to the trust,  proceed in accordance with the professional expert opinion and/or advice of any Lawyer,  Accountant or any other expert,  and the Trustee shall not be liable for any loss or damage caused as a result of any action and/or  omission  committed by it in reliance on such  professional  opinion or advice  unless the  Trustee  has acted in bad faith, willfully or with gross negligence.  Federmann and Koor  undertake,  jointly and  severally,  (in equal  shares -
              having regard to the context of the  relationships  between them), to bear the reasonable professional fees of any such experts.

       8.4    The Trustee  will not be bound to take any action that imposes any financial  obligation  on  it  unless  cover  for  such  financial obligation on its part is assured to its complete satisfaction.

       8.5    The Trustee will not be under any  obligation  to defend any legal proceeding that is instituted against it due to and/or as a result of the performance of its function under this Trust Agreement. The
              Trustee  shall  notify Koor and  Federmann's  Attorney of any such legal proceeding shortly after becoming aware of it.

9.     TERMINATION OF THE TRUST

       9.1    All the Trustee's  obligations  under this agreement shall come to an end upon  transfer of all the trust shares (and  together  with all  such  securities  and  rights  as have  been  allotted  to or
              transferred  to  the  Trustee  in  connection   with  them  or  in
              consideration  for them as provided above in Section 5, as well as all the  dividends  and/or  the  surplus  amounts,  that have been
              distributed   to  the  Trustee,   in  so  far  as  any  have  been
              distributed,  and  profits of the trust that have  accumulated  in respect of them , in so far as any have accumulated).

       9.2    The Trustee may at any time  transfer  its rights and  obligations under this agreement  together with the trust shares (and together with all such  securities  and rights as have been  allotted to or
              transferred  to  the  Trustee  in  connection   with  them  or  in
              consideration  for them as provided above in Section 5, as well as all the  dividends  and/or  the  surplus  amounts,  that have been
              distributed   to  the  Trustee,   in  so  far  as  any  have  been
              distributed,  and  profits of the trust that have  accumulated  in respect of them,  in so far as any have  accumulated),  to another
              Trustee  whose  identity  shall be approved in writing by Koor and
              Federmann,  provided that the aforementioned  approval of Koor and of  Federmann  shall not be  withheld  other  than  because of the existence of a material  conflict of interests  between  either of them and the other Trustee or on other reasonable  grounds. If the aforementioned  approval of Koor and Federmann is not  forthcoming within 7 days from the date of the  Trustee's  written  request to
              Koor and Federmann as aforesaid,  and Koor and Federmann  have not proposed  an  alternative  Trustee  agreed by them within the said period of seven  days,  the Trustee  may  transfer  his rights and obligations  under this  agreement  together with the trust shares
              (and  together  with all such  securities  and rights as have been allotted to or transferred to the Trustee in connection  with them or in  consideration  for them as provided  above in Section 5, as well as all the dividends  and/or the surplus  amounts,  that have been  distributed  to the  Trustee,  in so far  as any  have  been distributed,  and  profits of the trust that have  accumulated  in respect of them , in so far as any have  accumulated),  to another
              Trustee at its discretion.

       9.3    In  addition  to the  foregoing,  the  Trustee  may  rescind  this agreement at its sole  discretion if a date for  completion of the transaction  has not  occurred  by June 30,  2007 and the  parties shall have no claim in relation thereto.

10.    THE TRUSTEE'S PROFESSIONAL FEE

       10.1   The  Trustee's  professional  fee shall be on an hourly  basis and according  to the usual  hourly  tariff,  as shall be charged from time to time, by the firm of Goldfarb,  Levy,  Eran, Meiri and Co.
              In addition  the  Trustee  shall be entitled to cover for all such expenses  and  payments as it is obliged to incur or make,  as the case may be, in connection with the performance of its function as
              Trustee under this Trust Agreement.

       10.2   The foregoing  payments  shall be made  monthly,  and VAT shall be added to them as required by law.

       10.3   Federmann and Koor will bear the foregoing  payments  between them in equal shares.

11.    GENERAL

       11.1   In the event of conflict  between the provisions of this agreement and the provisions of the sale  agreement,  then solely as regards the  relationships  between Koor and/or Federmann and the Trustee, the  provisions of this agreement  shall prevail.  It is clarified that the Trustee will only act in accordance  with the  provisions of this agreement and will not be subject to the sale agreement.

       11.2   Koor and Federmann  acknowledge  that the agreement of the Trustee to serve as Trustee and act in accordance  with this agreement was given at their request and on the basis of their obligations VIS A
              VIS the Trustee as stated in this agreement.

       11.3   Koor and Federmann hereby undertake VIS A VIS the Trustee to fully bear  all  its  expenses  incurred  in  relation  to  all  matters involving  the  fulfillment  of its function as Trustee and in all that  pertains to this  agreement  and to its  implementation  and furthermore  they  permit the Trustee to deduct its  expenses  and professional fee from any amount held by it on their behalf.

       11.4   Israeli Law shall apply to the provisions of this  agreement.  The exclusive place of jurisdiction in respect of any matter connected with its written provisions shall lie with the competent courts in the Tel Aviv  -Jaffa  District,  and no  other  court  shall  have jurisdiction.

12.    NOTIFICATIONS

       12.1   Notifications  in accordance with this agreement shall be given in writing at the  addresses  of the parties as specified at the head of this  agreement  or at such other  addresses as are notified by the parties in accordance with the provisions of this section. Any notification  that is sent by one party to another  by  registered mail  shall  be  deemed  to  have  come  to the  knowledge  of the addressee  after  three  days  have  elapsed  from the date of its delivery to the Post Office,  and  notification  that is delivered personally by 5 p.m. on any business day - shall be deemed to have been  received  immediately  upon its  delivery,  and if delivered after 5 p.m.  on any  business  day - shall be deemed to have been delivered on the first day following its delivery.

       12.2   This agreement may be signed in the form of several copies and all copies of this agreement shall together constitute one agreement.

                   AND IN WITNESS WHEREOF WE HAVE DULY SIGNED:

                    (-)                                    (-)
       -----------------------------            ------------------------
           KOOR INDUSTRIES LTD.                 FEDERMANN ENTERPRISES LTD.
           BY:                                  BY: MESSRS. MICHAEL FEDERMANN
                                                AND DOV NINEVEH

       -----------------------------
       G. L. E. TRUST SERVICES LTD.

                                              APPENDIX 8.5 TO THE SALE AGREEMENT
                                           APPENDIX 6.1.3 TO THE TRUST AGREEMENT
                             [SHARE TRANSFER DEED FROM THE TRUSTEE TO FEDERMANN]

                               SHARE TRANSFER DEED

I, the undersigned  G.L.E.  TRUST SERVICES LTD.,  (private  company  511493587), hereby transfer to FEDERMANN  ENTERPRISES LTD . (private company no.  512278391)
(hereinafter:  the "TRANSFEREE") 460,000 ORDINARY SHARES OF NIS 1 PAR VALUE EACH
marked by numbers  ___________ to  ___________  inclusive in ELBIT SYSTEMS LTD.,
PUBLIC COMPANY NO. 520043027, to be held by the said Transferee,  its executors, administrators, attornies and transferees, under all the conditions according to which I held them at the time of execution of this deed.

And I, the Transferee, agree to accept the aforementioned shares under the above conditions.

In witness whereof we have duly signed at
                                          --------------------

Date:
      --------------------

Signature of Transferor:
                         ---------------------------
                         G.L.E. TRUST SERVICES LTD.,

Witness to Signature:
                         ---------------------------

Signature of Transferee:
                         ---------------------------
                         . FEDERMANN ENTERPRISES LTD

Witness to Signature:
                         ---------------------------

APPENDIX 5.4
                    [NOTICE FROM KOOR TO THE COMPANY TO PAY ALL DIVIDENDS DIRECT
                                                                   TO FEDERMANN]

                                                  APPENDIX 5.4 TO SALE AGREEMENT

                                                                Date: 22.11.2006

To:
Elbit Systems Ltd ("THE COMPANY")

Dear Sir/Madam

                      Re: NOTICE AS TO PAYMENT OF DIVIDEND
                          --------------------------------

Further to the Shares Sale Agreement dated November 22, 2006 made and executed between us and Federmann  Enterprises Ltd ("FEDERMANN")  ("SALE AGREEMENT") , we
hereby  instruct the Company to transfer and pay the full  dividend  declared by the Company on 13.11.06,  for the third calendary quarter for the year 2006, and for which the determining date is 28.11.2006, this being on account of 2,300,000 ordinary  shares in the Company with a par value of NIS 1.00 each  numbered from
1,755,449 to 4,055,448 inclusive (THE "SHARES SOLD"),  whether or not the shares sold have been transferred into the name of Federmann,  and provided solely that the  shares  sold  will be  transferred  into the  names of the  transferees  by
10.12.06 inclusive.  If the shares sold have not been transferred into the names of the transferees by 10.12.06 the said dividend shall be transferred to us.

We do not have and in the future will not have any claims against the Company in regard to the remission of the dividends to Federmann as provided  herein in our letter.

                                  Yours truly,

                              Koor Industries Ltd.

                                                                  APPENDIX 6.1.2

         [TRUSTEE'S NOTICE TO THE COMPANY TO PAY ANY DIVIDEND DIRECT TO
                                   FEDERMANN]

                                            APPENDIX 6.1.2 TO THE SALE AGREEMENT
                                             APPENDIX 3.6 TO THE TRUST AGREEMENT

To:
Elbit Systems Ltd ("THE COMPANY")

Dear Sir/Madam

                      Re: NOTICE AS TO PAYMENT OF DIVIDEND
                          --------------------------------

Further to the Shares Sale  Agreement  dated November 22, 2006 made and executed
between  Koor   Industries   Ltd  ("Koor")  and   Federmann   Enterprises   Ltd.
("FEDERMANN")  ("THE SALE  AGREEMENT")  and a Trust Agreement dated November 22,
2006, made and executed between Koor,  Federmann and ourselves,  and pursuant to which  there  will be held by us and  registered  in our name,  up to  1,840,000
Ordinary  Shares  each of NIS 1  nominal  value in the  Company,  numbered  from
2,215,449 to 4,055,448  inclusive ("THE TRUST  SHARES"),  we hereby instruct the
Company  that if it pays a  dividend  in  respect  of the  Trust  Shares,  which includes surplus amounts (as such are defined hereunder), it shall remit and pay such dividend as follows:

-    Direct to Federmann - the whole  dividend  except for the surplus  amounts.
     And also
-    Direct to us - the surplus amounts.

For the purposes of this letter -

"THE SURPLUS AMOUNTS"           In  the  event  of  the  Company  declaring,  in
                                relation to any calendar  quarter,  dividends of
                                an amount per share  accruing over the period of
                                such quarter,  which exceed 0.20  dollars,  such
                                portion  of the  dividends  as is over and above
                                0.20  dollars  per share in respect of the trust
                                shares  (as  per  the  quantity  thereof  on the
                                actual date of  distribution  of the dividends),
                                shall constitute "surplus amounts",  and for the
                                removal of doubt - such portion of the dividends
                                of up to 0.20  dollars per share in reference to
                                a  calendar  quarter  in  respect  of the  trust
                                shares shall not constitute surplus amounts.

We do not have and in the future will not have any claims against the Company in regard to the remission of the dividends to Federmann as provided  herein in our letter.  This  instruction  shall  remain  in force  until  the  earlier  of the following:  (a) December 27, 2007; or (b) on receipt of notification in a letter from us canceling  this  instruction,  after which it shall be null and void and invalid.

                                  Yours truly,
                            G.L.E. Trust Services Ltd.

                                                                 APPENDIX 7.7(A)
                                    [SHARE TRANSFER DEED FROM KOOR TO FEDERMANN]

                               SHARE TRANSFER DEED
                               -------------------

I, the undersigned,  KOOR INDUSTRIES LTD. (public company no.  520014143) hereby
transfer  to  FEDERMANN   ENTERPRISES  LTD.   (private  company  no.  512278391)
(hereinafter:  the  "TRANSFEREE")  2,300,000  ORDINARY SHARES OF NIS 1 PAR VALUE
EACH marked by numbers  1,755,449 to 4,055,448  inclusive in ELBIT SYSTEMS LTD.,
PUBLIC COMPANY NO. 520043027, to be held by the said Transferee,  its executors, administrators,  attornies and transferees under all the conditions according to which I held them at the time of execution of this deed.

And I, the Transferee, agree to accept the aforementioned shares under the above conditions.

As witness to the signature in
                               --------------------

Date:
      --------------------

Signature of Transferor:
                                ---------------------------
                                    KOOR INDUSTRIES LTD.

Witness to Signature:
                                ---------------------------

Signature of Transferee:
                                ---------------------------
                                  Federmann Enterprises Ltd.

Witness to Signature:
                                ---------------------------

                                          APPENDIX 7.7.(B) TO THE SALE AGREEMENT
                                             APPENDIX 3.2 TO THE TRUST AGREEMENT
                             [SHARE TRANSFER DEED FROM FEDERMANN TO THE TRUSTEE]

                               SHARE TRANSFER DEED

I, the undersigned FEDERMANN ENTERPRISES LTD . (private company no. 512278391)), hereby  transfer to G.L.E.  TRUST  SERVICES  LTD.,  (private  company  511493587
(hereinafter:  the  "TRANSFEREE")  1,840,000  ORDINARY SHARES OF NIS 1 PAR VALUE
EACH marked by numbers  2,215,449 to 4,055,448  inclusive in ELBIT SYSTEMS LTD.,
PUBLIC COMPANY NO. 520043027, to be held by the said Transferee,  its executors, administrators, attornies and transferees, under all the conditions according to which I held them at the time of execution of this deed.

And I, the Transferee, agree to accept the aforementioned shares under the above conditions.

In witness whereof we have duly signed at
                                          -----------------

Date:
      -------------------

Signature of Transferor:
                                ---------------------------
                                 FEDERMANN ENTERPRISES LTD
 Witness to Signature:
                                ---------------------------

Signature of Transferee:
                                ---------------------------
                                G.L.E. TRUST SERVICES LTD.,

Witness to Signature:
                                ---------------------------

                                                                    APPENDIX 8.2
                                                      [DEBENTURE AMENDMENT DEED]

                        DEED OF AMENDMENT OF A DEBENTURE

                  MADE AND EXECUTED ON THE ____DAY OF ____ 2007
      AMENDING A DEBENTURE WHICH WAS EXECUTED ON THE ___ DAY OF _____ 2006

                                       BY
                            FEDERMAN ENTERPRISES LTD.
                        (A PRIVATE COMPANY NO.512278391)
                         of 99 Hayarkon Street, Tel Aviv
                           ((hereinafter: "FEDERMAN")

                                  IN FAVOR OF:
                              KOOR INDUSTRIES LTD.
                         (A PUBLIC COMPANY NO.520014143)
                   Triangle Tower (43rd Floor) Azrieli Center
                                 Tel Aviv 67023
                             ((hereinafter: "KOOR")

WHEREAS:                       A debenture  was executed by Federman on the ___
                                day of ____ in favor of Koor (hereinafter:  "THE
                                DEBENTURE"),  by virtue of which  1,840,000 (one
                                million, eight hundred and forty thousand) NIS 1
                                par  value   ordinary   shares   numbered   from
                                2,215,449   up  to   and   including   4,055,448
                                (hereinafter:  "THE SHARES") in Elbit Industries
                                Ltd (hereinafter:  "THE COMPANY") were mortgaged
                                and charged in favor of Koor;

AND WHEREAS:                    A   mortgage   (hereinafter:   "the   Mortgage")
                                numbered _______ over the shares pursuant to the
                                Debenture was  registered  with the Registrar of
                                Companies on the ______day of ________.

AND WHEREAS:                    A Charge  (hereinafter:  "the Charge ") numbered
                                _______   over  the  shares   pursuant   to  the
                                Debenture was  registered  with the Registrar of
                                Pledges on the ______day of ________.

AND WHEREAS:                    The parties to the Debenture wish to amend it as
                                is specified hereunder.

NOW THEREFORE THE PARTIES HERETO AGREE AS FOLLOWS:

1.     GENERAL

       In this amendment the terms and expressions  appearing  herein shall have the  meanings  assigned to them in the  Debenture in so far as such terms and  expressions  have  not  been  expressly  defined  otherwise  in this amendment.

2.     AMENDMENTS

       The Debenture, the Mortgage and the Charge are amended to the effect that commencing  from the date of  execution  of this Deed of Amendment of the
       Debenture,  the  following  shall  be  released  from the  effect  of the
       Mortgage and Charge:  (1) 460,000 NIS 1 nominal value ordinary  shares in
       the  Company,   whose   numbers  are   _________  up  to  and   including
       _____________;  and (2) any part of the mortgaged  property that has been transferred,  allotted or distributed  to the Trustee in connection  with them and all as stated in the Sale Agreement as defined in the Debenture.

3.     For the removal of doubt,  except for the amendments  specified above, no other change in the Debenture, Mortgage or Pledge shall be valid.

               AND IN WITNESS WHEREOF THE PARTIES HAVE DULY SIGNED
                           THIS ______DAY OF ________:

       -------------------------                ------------------------
       FEDERMAN ENTERPRISES LTD                    KOOR INDUSTRIES LTD